As filed with the Securities and Exchange Commission on June 3, 2009
Registration File No. 333-148241
Registration File No. 811-22155

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-2
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☑
PRE-EFFECTIVE AMENDMENT NO. 5 ☑
POST-EFFECTIVE AMENDMENT NO.
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☑
AMENDMENT NO. 5 ☑
GLOBAL REAL ESTATE OPPORTUNITY TRUST
(Exact Name of Registrant as Specified in Charter)
8400 East Crescent Parkway, Suite 600
Greenwood Village, Colorado 80111
(Address of Principal Executive Offices — Number, Street, City, State, Zip Code)
Registrant’s telephone number, including area code: (866) 622-3864
Global Real Estate Fund Management LLC
8400 East Crescent Parkway, Suite 600
Greenwood Village, Colorado 80111
(Name and Address — Number, Street, City, State, Zip Code — of Agent for Service)
Copies of information to:
Thomas R. Westle, Esq.
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174
(212) 885-5239
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: ☐
It is proposed that this filing will become effective (check appropriate box):
☐ when declared effective pursuant to section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum
Title of Securities Being	Amount Being	Offering Price Per	Aggregate Offering	Amount of
Registered	Registered(1)(2)	Share(1)	Price(1)(2)	Registration Fee
Common shares, no par value	12,500,000	$20.00	$250,000,000	$9,825 (3)

(1)	Estimated solely for the purpose of calculating the registration fee, in accordance with Rule 457(o) of the Securities Act of 1933.

(2)	Includes common shares that may be offered to the underwriters pursuant to an option to cover over-allotments.

(3)	Previously paid.

          The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the commission, acting pursuant to section 8(a), may determine.

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS DATED JUNE 3, 2009

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Shares
Global Real Estate Opportunity Trust
Common Shares of Beneficial Interest
$20.00 per share

          Investment Objective. Global Real Estate Opportunity Trust (the “Trust”) is a newly organized, diversified, closed-end management investment company. The Trust’s investment objective is total return through a combination of current income and capital appreciation. The Trust will pursue its investment objective by investing indirectly in a diversified portfolio of high quality, income producing real estate properties. The Trust intends to invest its assets globally, primarily in publicly-traded real estate investment trusts and other publicly traded and private real estate securities. The Trust will also seek to enhance current income by writing (selling) covered call options. There is no assurance the Trust will achieve its objective.
          No Prior Trading History. Because the Trust is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount to their net asset value and initial offering prices. The risks associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the initial public offering. The Trust has applied to list its common shares on the New York Stock Exchange (the “NYSE”) under the ticker symbol “RET”.
(continued on following page)
Investing in the Trust’s common shares involves risks. See “Risk Factors” beginning on page 23 of this prospectus.

	Per Share	Total (1)
Public Offering Price	$20.00	$	[___]
Sales Load (2)	$0.90	$	[___]
Proceeds to the Trust	$19.10	$	[___]

(1)	The underwriters are offering the common shares as set forth in “Underwriting”. The Trust has granted the underwriters a 30-day option to purchase up to an additional common shares at the public offering price, less underwriting discounts and commissions. If the over-allotment option is exercised in full, the total public offering price will be $ , and the total underwriting discount (sales load) will be $ . The proceeds to the Trust would be $ , after deducting expenses payable by the Trust of $ .

(2)	In addition to the sales load, the Trust’s offering expenses are to be paid by the Trust. These offering expenses, which are estimated to total $ (or $0.06 per common share), include $ as payment to Capital Real Estate Securities, LLC, an affiliate of the Adviser, for distribution assistance. The Adviser or an affiliate has agreed to pay the amount, if any, by which the Trust’s offering costs (other than the sales load) exceed $0.06 per common share. The Adviser has also agreed to reimburse the Trust for the Trust’s organizational expenses.

          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
          The underwriters expect to deliver the common shares to purchasers on or about                     , 2009.

[                    ]

The date of this prospectus is                     , 2009.

          (continued from previous page)
          Investment Adviser. Global Real Estate Fund Management LLC (the “Adviser”) will act as the Trust’s investment adviser. The Adviser is a newly-formed Colorado limited liability company. Its address is 8400 East Crescent Parkway, Suite 600, Greenwood Village, Colorado 80111. See “Management of the Trust.”
          Portfolio Contents. Under normal circumstances, the Trust’s strategy will be to invest at least 70% of its net assets in publicly-traded real estate investment trusts (collectively with their foreign equivalents, “REITs”) and other publicly-traded real estate securities included in the FTSE EPRA/NAREIT Global Real Estate Index. The Trust may invest up to 30% of its assets in REITs and other publicly-traded and private real estate securities that may or may not be included in the FTSE EPRA/NAREIT Global Real Estate Index and such investments may include securities other than common stock, such as preferred stock, convertible securities and corporate debt. The Trust may invest without limitation in foreign REITs and other foreign real estate securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts and Global Depositary Receipts) that represent indirect interests in securities of foreign issuers of real estate securities.
          Limited Term. The Trust will terminate on December 31, 2014 and the shares will be liquidated, unless a majority of the outstanding shares on a record date on or about September 30, 2014 (the “Record Date”) vote to amend the Trust’s Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration of Trust”) and extend the term of the Trust for an additional five-year term (to December 31, 2019), in which case the Trust will make a tender offer for all or substantially all of its shares following the vote to extend the term. Such tender offer would permit shareholders to tender their shares at net asset value on or about December 31, 2014. As the assets of the Trust are liquidated in connection with its termination or the tender offer for its shares, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. Unless the termination date is amended by common shareholders in accordance with the Declaration of Trust, the Trust will terminate on or about December 31, 2014. Following the Trust’s termination, the Trust’s assets will be liquidated promptly in the Adviser’s discretion over a period of up to 60 days from the termination date. The Trust’s investment objective and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the termination date, and such initial investors and any investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.
          This prospectus sets forth concisely the information about the Trust that you should know before deciding whether to invest in the common shares, and you should retain this prospectus for future reference. A Statement of Additional Information, dated [                    ], 2009 (the “Statement of Additional Information”), and other materials, containing additional information about the Trust, have been filed with the Securities and Exchange Commission (the “SEC”). The Statement of Additional Information is incorporated by reference in its entirety into this prospectus, which means it is considered to be part of this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 48 of this prospectus, and other information filed with the SEC, by calling toll free (866) 622-3864 or by writing to the Trust c/o JP Morgan, 303 Broadway, Suite 900, Cincinnati, Ohio 45202. The Trust will file annual and semi-annual shareholder reports, proxy statements and other information with the SEC. To obtain this information or the Trust’s Statement of Additional Information electronically, please visit the Trust’s web site (http://www.globalfund1000.com) or call toll free (866) 622-3864. You may also call this number to request additional information or to make other inquiries pertaining to the Trust. You may also obtain a copy of the Statement of Additional Information, a copy of materials incorporated into this prospectus by reference and other information regarding the Trust from the SEC’s web site (http://www.sec.gov).
          The Trust’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

ii

          You should rely only on the information contained or incorporated by reference in this prospectus. Neither the Trust nor the underwriters has authorized anyone to provide you with different or inconsistent information. Neither the Trust nor the underwriters is making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus. The Trust will amend this prospectus if, during the period this prospectus is required to be delivered, there are any material changes to the facts stated in this prospectus subsequent to the date of this prospectus.
All dealers that buy, sell or trade the Trust’s common shares, whether or not participating in this offering, may be required to deliver a prospectus when acting as underwriters and with respect to their unsold allotments and subscriptions.
FORWARD-LOOKING STATEMENTS
          This prospectus contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe the Trust’s plans, strategies and goals and its beliefs and assumptions concerning future economic or other conditions and the outlook for the Trust, based on currently available information. In this prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently.
          The Trust’s actual results could differ materially from those anticipated in the forward-looking statements because of various risks and uncertainties, including the factors set forth in the section headed “Risk Factors” below and elsewhere in this prospectus. You should consider carefully the discussions of risks and uncertainties in the “Risk Factors” section and elsewhere in this prospectus and in the Statement of Additional Information. The forward-looking statements contained in this prospectus are based on information available to the Trust on the date of this prospectus, and the Trust assumes no obligation to update any such forward-looking statements, except as required by law.

iii

SUMMARY
          This summary does not contain all of the information that you should consider before investing in the common shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the Statement of Additional Information, particularly the information set forth under the heading “Risk Factors.”

The Trust	Global Real Estate Opportunity Trust (the “Trust”) is a newly organized, diversified, closed-end management investment company. See “The Trust.”

The Offering	The Trust is offering common shares of beneficial interest, no par value per share, through a group of underwriters led by [ ] (“[ ]”). The initial public offering price is $20.00 per common share. The underwriters have been granted an option to purchase up to additional common shares to cover overallotments at the public offering price, less the sales load, within 30 days from the date of this prospectus.

The Trust will pay all of its offering expenses incurred with respect to the offering of its common shares. The Adviser has agreed to pay all organizational expenses of the Trust. The Adviser or an affiliate has also agreed to pay the amount, if any, by which the Trust’s offering costs (other than sales load) exceed $0.06 per share.

Listing and Symbol	The Trust has applied to list its common shares on the NYSE under the ticker symbol “RET.”

Investment Objective and Policies	The Trust’s investment objective is total return through a combination of current income and capital appreciation.

The Trust will pursue its investment objective by investing indirectly in a diversified portfolio of high quality, income producing real estate properties. The Trust intends to invest its assets globally, primarily in publicly-traded real estate investment trusts and other real estate securities. The Trust will also seek to enhance current income by writing (selling) covered call options. There is no assurance the Trust will achieve its objective.

Under normal circumstances, the Trust will invest at least 80% of its net assets in REITs and other real estate securities. This policy is fundamental and may not be changed without shareholder approval. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. “Real estate securities” include the securities of any issuer that derives at least 50% of its gross revenues or net profits from either (i) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (ii) products or services related to the real estate industry, like building supplies or mortgage servicing.

Under normal circumstances, the Trust will invest at least 40% of its net assets in the securities of issuers located in at least three countries. This policy is fundamental and may not be changed without shareholder approval. The Trust may invest without limitation in foreign REITs and other foreign real estate securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts and Global Depositary Receipts) that represent indirect interests in securities of foreign issuers of real estate securities; provided, however, that the Trust will limit its investments in issuers located in any single foreign country to no more than 25% of its net assets.

During periods of adverse market or economic conditions, the Trust may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents.

There is no assurance that the Trust will achieve its investment objective. The Trust’s investment objective and some of its investment policies are considered fundamental policies and may not be changed without shareholder approval. The Statement of Additional Information contains a list of the fundamental and non-fundamental investment policies of the Trust under the heading “Investment Policies.”

Investment Strategies	The Trust intends to employ three related investment strategies—core investments, opportunistic investments and writing covered call options, each as described below.

Core Investments Strategy. Under normal market conditions, the Trust’s strategy will be to invest at least 70% of its net assets in publicly-traded REITs and other publicly-traded real estate securities that are included in the FTSE EPRA/NAREIT Global Real Estate Index (the “Index”). The Adviser will use both a quantitative screening process and a qualitative stock selection process when selecting Index securities for investment by the Trust in connection with its Core Investments Strategy.

The Index is designed to track the performance of publicly-traded real estate companies and REITs worldwide. Inclusion in the Index requires that each issuer meets certain financial criteria in its particular region, demonstrating that the bulk of the company’s earnings or assets are derived from commercial real estate, which is defined as the ownership, trading and development of income-producing real estate. As of June 2, 2009, the Index was comprised of 326 constituents with an aggregate global market capitalization of €349 billion (approximately $500 billion).

Quantitative Screening Process: The Adviser and Green Street Advisors of Newport Beach, California, an independent research and consulting firm concentrating on publicly-traded real estate securities, have designed a proprietary quantitative screening process, the Global Real Estate Investment Model (the “Model”), which the Adviser will use to screen for the Core Investments in which the Trust may invest. The Model identifies qualifying securities exclusively from among those contained in the Index for evaluation by the Adviser (“Qualifying Securities”). The Model considers several criteria when selecting such securities including, but not limited to, free-float market capitalization, total return, leverage, price to earnings ratio, dividend yield, dividend growth, historical earnings growth and projected earnings growth. The Model’s process results in a selection of 80 Qualifying Securities from the Index, weighted to match the geographic and property type weightings of the Index. The Adviser may alter the weightings of the parameters used by the Model based on the Adviser’s perceptions of the global market and economy.

Qualitative Stock Selection Process: All Qualifying Securities are evaluated by the Adviser in determining appropriate investments for the Trust. The Adviser will select the top 30 to 50 securities from among the 80 Qualifying Securities based on its assessment of certain factors including, but not limited to, management quality, balance sheet strength, debt structure and maturities, lease term and renewal schedule, tenant credit quality, regional macroeconomic conditions and trends and projected demand drivers and supply constraints for space. The Adviser may sell a security held in the Trust’s Core Investments portfolio when it no longer qualifies under the parameters established by the Model. In addition, from time to time, as securities qualify under the Model’s parameters, such securities may be added to the Trust’s Core Investments portfolio. The Trust’s Core Investments portfolio holdings will be continuously monitored and evaluated by the Adviser, based upon its assessment of current market conditions, changes in company-specific prospects and stock price valuations, and other circumstances that the Adviser deems relevant. The active management of the Trust’s Core Investments portfolio will also include quarterly updates of the Qualifying Securities by Green Street Advisors.

Opportunistic Investments Strategy. To capture opportunities as they arise in the real estate securities market, the Trust may invest up to 30% of its net assets, at the discretion of the Trust’s portfolio manager, in REITs and other publicly-traded and private real estate securities that may or may not be included in the Index (“Opportunistic Investments”). For example, the Opportunistic Investments portfolio may include securities of issuers located in a country not included in the Index, including emerging markets. In evaluating Opportunistic Investments, the Adviser will assess the issuers of such securities based on similar factors as those the Adviser considers when evaluating Qualifying Securities. These factors include, but are not limited to, management quality, balance sheet strength, debt structure and maturities, lease term and renewal schedule, tenant credit quality, regional macroeconomic conditions and trends and projected demand drivers and supply constraints for space. Opportunistic Investments may include securities other than common stock, such as preferred stock, convertible securities and corporate debt. Opportunistic Investments will not include securitization securities such as commercial mortgage-backed securities, residential mortgage-backed securities, collateralized loan obligations or collateralized debt obligations.

Covered Call Option Strategy. Under normal market conditions, the Trust may write (sell) covered call options, which will be limited to a notional value of up to 50% of the Trust’s net assets. The Trust expects to primarily write call options on individual securities (“underlying securities”) held in the Trust’s portfolio (i.e., covered calls), but will also have the ability to write call options on stock indices and exchange traded funds (“ETFs”) that track the return of the Index, within parameters set by the Adviser, when the Adviser determines such techniques are more efficient than writing call options on individual securities. The Trust may not sell “naked” call options (i.e., options representing more securities than are held in the portfolio). The Trust’s Covered Call Option Strategy is designed to generate gains and offset a portion of a potential market decline in the underlying security. The Trust’s covered call option writing program will seek to achieve a high level of net option premiums (covered call option premiums received minus transaction costs), while maintaining the potential for some capital appreciation on each underlying security on which call options are written. In writing call options on stock indices and ETFs, the Trust will seek to minimize the difference between the returns on the underlying securities and those of the indices or ETFs (commonly referred to as tracking error).

Investment Adviser and Fee	Global Real Estate Fund Management LLC (the “Adviser”), the investment adviser of the Trust, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a newly-formed Colorado limited liability company.

The Adviser is entitled to receive a monthly fee at the annual rate of 1.25% of the Trust’s average daily net assets. See “Management of the Trust.”

Administrator and Accounting Agent	JP Morgan Chase Bank, N.A. will serve as the administrator and accounting agent of the Trust. See “Management of the Trust.”

Closed-End Fund Structure	Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not redeem their shares at the option of the shareholder and generally list their shares for trading on a securities exchange. By comparison, mutual funds issue securities that are redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities. However, shares of closed-end funds frequently trade at a discount to their net asset value. In recognition of the possibility that the Trust’s common shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Board, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount, including open market repurchases for shares. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Trust’s common shares trading at a price equal to or close to net asset value per share.

Annual Tender Offers	Beginning on [ ], 2009, during each subsequent twelve-month period, the Board will authorize a tender offer for 5% of its outstanding shares if, for 75 consecutive trading days, the last trade price of the shares on the NYSE is less than 90% of the Trust’s net asset value on each day during such 75-day period. The tender offer will be made within 90 days of the 75th consecutive trading day on which the last trade price is less than 90% of the Trust’s net asset value. The Trust is obligated to make such a tender offer once, and only once, during each twelve-month period, regardless of whether the shares continue to trade at a discount during the remainder of such twelve-month period.

Term of the Trust	The Trust will terminate on December 31, 2014 and the shares will be liquidated, unless a majority of the outstanding shares on a record date on or about September 30, 2014 (the “Record Date”) vote to amend the Declaration of Trust and extend the term of the Trust for an additional five-year term (to December 31, 2019).

If less than a majority of shares on the Record Date vote to extend the term of the Trust to December 31, 2019, all outstanding shares of the Trust will be liquidated at the Trust’s net asset value, reduced by any applicable liabilities of the Trust and costs associated with the liquidation.

If at least a majority of shares on the Record Date vote to extend the term to December 31, 2019, the Declaration of Trust will be amended and the term extended. However, following the vote, the Fund will make a tender offer for all or substantially all of its shares at the Trust’s net asset value. Following the completion of the tender, the Trust shall continue comprised of the remaining shares that were not tendered pursuant to the tender offer. In addition, the Trust may offer additional securities to raise capital for the Trust. The terms and conditions of any such offering would be set forth in a prospectus filed with the SEC.

Shareholders of the Trust may consider further extension of the term of the Trust beyond December 31, 2019, for subsequent five-year terms, according to the parameters set forth above.

As the assets of the Trust are liquidated in connection with its termination or the tender offer for its shares, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. Unless the termination date is amended by common shareholders in accordance with the Trust’s Declaration of Trust, the Trust will terminate on or about December 31, 2014. Following the Trust’s termination, the Trust’s assets will be liquidated promptly in the Adviser’s discretion over a period of up to 60 days from the termination date. The Trust’s investment objective and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the termination date, and such initial investors and any investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.

If the Trust continues to operate with significantly decreased assets as a result of the tender offer, expenses borne by the remaining shareholders may increase. Under such circumstances, the Board may, but is under no obligation to, approve the offering of additional securities of the Trust. Shareholders are not granted any rights with respect to any such potential offering. The terms and conditions of any such offer would be determined by the Board in its discretion. The costs associated with any such offer would be borne by the Fund. In addition, the Board may elect to terminate the Trust and liquidate the remaining assets if it determines it is not in the Trust’s and the shareholders’ best interests to offer additional securities of the Trust or continue operating the Trust.

Summary of Risks	Investing in the Trust involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing, you should consider carefully the following risks that you assume when you invest in the Trust’s common shares.

No Operating History. The Trust is a closed-end investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle. During the Trust’s start-up period (up to 30 days), the Trust may not achieve the desired portfolio composition. If the Trust commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

No Operating History of the Adviser. The Adviser is a newly formed Colorado limited liability company with no history of operations.

Investment and Market Risk. An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Trust’s common shares represents an indirect investment in the securities owned by the Trust, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Trust’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk. The value of an issuer’s securities that are held in the Trust’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Real Estate Securities Risks. The Trust will not invest in real estate directly, but because the Trust will concentrate its investments in REITs and the securities of any issuer that derives at least 50% of its gross revenues or net profits from either (i) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (ii) products or services related to the real estate industry, like building supplies or mortgage servicing, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Although the Trust will not invest in real estate directly, the Trust may be subject to risks similar to those associated with direct ownership in real property. The value of the Trust’s common shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general. There are also special risks associated with particular sectors of real estate investments:
•	Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.
•	Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.
•	Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.
•	Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.
•	Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.
•	Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.
•	Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.
Other factors may contribute to the risk of real estate investments:
•	Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Trust invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.
•	Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Trust’s investment performance.
•	Dependence on Tenants. The value of the Trust’s portfolio companies’ properties and the ability to make distributions to their shareholders depend upon the ability of the tenants at their properties to generate enough income in excess of their operating expenses to make their lease payments. Changes beyond the control of our portfolio companies may adversely affect their tenants’ ability to make their lease payments and, in such event, would substantially reduce both their income from operations and ability to make distributions to our portfolio companies and, consequently, the Trust.
•	Financial Leverage. Real estate companies may be highly leveraged and financial covenants may affect the ability of real estate companies to operate effectively.
•	Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on common shares of the Trust could be reduced.
•	REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Trust may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Trust on its investment in such company. See “REIT Risk” below.
•	Financing Issues. Financial institutions in which the Trust may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

REIT Risk. Investments in REITs will subject the Trust to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Trust invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Trust were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Trust’s yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.” The Trust’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Trust’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Trust’s basis in such REIT, the Trust will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Trust distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their common shares of the Trust, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Trust’s common shares, such shareholder will generally recognize a capital gain. The Trust does not have any investment restrictions with respect to investments in REITs.

Current Conditions. The decline in the broader credit markets in recent months related to the sub-prime mortgage dislocation has caused the global financial markets to become more volatile, and the United States homebuilding market has been dramatically impacted as a result. The confluence of the dislocation in the real estate credit markets with the broad based stress in the United States real estate industry could create a difficult operating environment for owners of real estate in the near term, and investors should be aware that the general risks of investing in real estate may be magnified.

Recent instability in the United States, European and other credit markets also has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of issuers in whose securities the Trust invests to finance real estate developments and projects or refinance completed projects. For example, adverse developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for companies to obtain financing on attractive terms or at all so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. It also may adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce the number of real estate funds that are publicly traded during the investment period and reduce the Trust’s investment opportunities.

Common Stock Risk. The Trust may invest a significant portion of its net assets in common stocks. Common stocks represent an ownership interest in a company. The Trust may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Trust may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Trust will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Foreign Securities Risk. The Trust may invest without limitation in foreign securities; provided, however, that the Trust will limit its investments in issuers located in any single foreign country to no more than 25% of its net assets. Investments in foreign securities involve certain risks not generally associated with investments in the securities of United States issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries. Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Trust’s distributions attributable to foreign securities will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”

Emerging Market Securities Risk. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; lack of liquidity and greater price volatility due to the smaller size of the market for such securities and lower trading volume; political and social uncertainties; national policies that may restrict the Trust’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; greater risks of expropriation, confiscatory taxation and nationalization; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodities prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices. Dividends paid by issuers in emerging market countries will generally not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”

Options Related Risk. There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Trust forgoes, during the life of the covered call option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the covered call option, but has retained the risk of loss, minus the option premium received, should the price of the underlying security decline. The writer of an “American-style” option has no control over when, during the exercise period of the option, it may be required to fulfill its obligation as a writer of the option. This does not apply for “European-style” options, which may only be exercised at termination. Once an option writer has received an exercise notice for an American-style option, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must either close out the position with a cash settlement or deliver the underlying security at the exercise price. Thus, the use of options may require the Trust to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the Trust can realize above the exercise price of an option, or may cause the Trust to hold a security that it might otherwise sell. The Trust’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. If the Trust were unable to close out a covered call option that it had written, it would not be able to sell the underlying portfolio security unless the option expired without exercise. The value of options may also be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Trust seeks to close out a covered call option by buying such covered call option.

Risk of Limitation on Call Option Writing. The number of call options the Trust can write is limited by the securities held by the Trust, and further limited by the fact that call options represent 100 share lots of the underlying securities. The Trust will not write “naked” or uncovered call options. Furthermore, the Trust’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or written in one or more accounts or through one or more brokers. Thus, although the Trust is currently the Adviser’s sole client, if the Adviser becomes the investment adviser for other clients in the future, the number of options which the Trust may write may be affected by options written by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Foreign Currency Risk. Although the Trust will report its net asset value and pay expenses and distributions in U.S. dollars, the Trust will invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Trust’s investment securities and net asset value. For example, even if the securities prices are unchanged on their primary foreign stock exchange, the Trust’s net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. Certain currencies are more volatile than those of other countries and Trust investments related to those countries may be more affected. Generally, if a foreign currency depreciates against the dollar (i.e., if the dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the dollar (i.e., if the dollar weakens), the value of the existing investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Preferred Securities Risk. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred securities carries risks including deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of “noncumulative preferreds”) or defer (in the case of “cumulative preferreds”), dividend payments. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Trust may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks. Dividends paid on preferred securities will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”

Convertible Securities Risk. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Trust is called for redemption, the Trust will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Trust’s ability to achieve its investment objective.

Medium Capitalization Company Risk. Compared to investment companies that focus only on large capitalization companies, the Trust’s net asset value may be more volatile because it also invests in medium capitalization companies. Compared to larger companies, medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to larger companies, the securities of small and medium capitalization companies are more likely to experience more significant changes in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for gains and losses.

Management Risk. The Adviser’s securities selections and other investment decisions might produce losses or cause the Trust to under-perform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Trust from achieving its investment objective.

Limited Term Risk. As the Trust approaches its termination date (December 31, 2014), its portfolio composition may change by increasing the portion of its portfolio that is liquid, including holding more proceeds in cash, which may adversely affect the performance of the Trust. Because all or a portion of the assets of the Trust will be liquidated in connection with its termination or tender offer, as applicable, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. The Trust’s investment objective and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the termination date, and such initial investors and any investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.

Tender Offer Risk. Although tender offers may be beneficial to shareholders by potentially reducing the discount of the shares’ market price compared to their net asset value, or providing liquidity to shareholders at net asset value, the acquisition of common shares by the Trust will decrease the assets of the Trust. Therefore, tender offers are likely to increase the Trust’s expense ratio, may result in untimely sales of portfolio securities and may limit the Trust’s ability to participate in new investment opportunities. In addition, there is no assurance that a tender offer will effectively reduce the shares’ discount to net asset value. To the extent the Trust maintains a cash position to satisfy the tender offer, the Trust would not be fully invested, which may reduce the Trust’s investment performance. Furthermore, to the extent the Trust borrows to finance the making of tender offers by the Trust, interest on such borrowings will reduce the Trust’s net investment income. The repurchase of tendered shares by the Trust is a taxable event to shareholders.

Market Price of Shares. The shares of closed-end management investment companies often trade at a discount to their net asset value, and the Trust’s common shares may likewise trade at a discount to net asset value. The trading price of the Trust’s common shares may be less than the public offering price. The returns earned by the Trust’s shareholders who sell their common shares below net asset value will be reduced. Although it has no current intention to do so, the Trust may utilize leverage, which would magnify the market risk.

Dilution Risk. If you purchase the Trust’s common shares in this offering, the price that you pay will be greater than the net asset value per common share immediately following this offering. This is in large part due to the expenses incurred by the Trust in connection with the consummation of this offering. The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future offerings of common shares of the Trust or do not purchase sufficient shares to maintain their percentage interest.

Portfolio Turnover Risk. The techniques and strategies contemplated by the Trust might result in a high degree of portfolio turnover. The Trust cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will ordinarily be between 80% and 120% under normal market conditions, although it could vary materially under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Defensive Positions. During periods of adverse market, economic, political or other conditions, the Trust may invest all or a substantial portion of its net assets in cash or cash equivalents. The Trust will not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Leverage	The Trust does not intend to use leverage through borrowing for investment purposes or issuing preferred shares. However, the Board may decide to issue preferred shares in the future, subject to the asset coverage requirements of the 1940 Act, and may borrow money for emergency or extraordinary purposes, as permitted under the 1940 Act. In addition, the Trust may be deemed to incur economic leverage embedded in instruments in which it may invest.

U.S. Federal Income Tax Matters	The Trust intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Trust to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Trust so qualifies and satisfies certain distribution requirements, the Trust (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Trust, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Trust anticipates meeting these distribution requirements.

Distribution Policy	The Trust intends to make a level dividend distribution each quarter to its shareholders after payment of Trust operating expenses. The level quarterly dividend rate may be modified by the Board from time to time. If, for all quarterly distributions, investment company taxable income, if any (which term includes net short-term capital gain), and net tax-exempt income, if any, as determined as of the close of the Trust’s taxable year, is less than the amount of the sum of all of the distributions for the taxable year, the difference will generally be a tax-free return of capital distributed from the Trust’s assets.

The Trust’s final distribution for each calendar year will include any investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain, if any, realized during the year. In general, the total distributions made in any taxable year (other than distributions of net capital gain) would be treated as ordinary dividend income to the extent of the Trust’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the common shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the common shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Trust and its shareholders. The initial distribution is expected to be declared approximately 45 days after the completion of this offering and paid approximately 60 days after the completion of this offering, depending on market conditions. However, the Board may determine to declare the initial distribution on a date that is sooner or later. The initial distribution may consist principally of a return of capital if the Trust’s investments are delayed.

The level dividend distribution described above would result in the payment of approximately the same amount or percentage to the Trust’s shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Trust to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Trust would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Trust is net profit. See “Distribution Policy.”

If granted, the Trust intends to rely on an exemptive application to be filed with the SEC seeking an order under the 1940 Act to permit the Trust to include realized long-term capital gains as a part of its regular distributions to common shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). There can be no assurance that the staff of the SEC will grant such relief to the Trust or, if granted, that the Board will determine to implement a managed distribution policy. As a result, the Trust has no current expectation that it will be in a position to include long-term capital gains in Trust distributions more frequently than is permitted under the 1940 Act, thus leaving the Trust with the possibility of variability in distributions (and their tax attributes). See “Distribution Policy.”

Dividend Reinvestment Plan	Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional common shares under the Trust’s dividend reinvestment plan. Shareholders who elect not to participate in the Trust’s dividend reinvestment plan will receive all distributions in cash paid to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee). Dividends may be reinvested in additional common shares at either a premium or discount to net asset value in certain circumstances. See “Dividend Reinvestment Plan.”

Custodian and Transfer Agent	JP Morgan Chase Bank, N.A. will serve as the Trust’s custodian and [___] will serve as the Trust’s transfer agent. See “Management of the Trust.”

SUMMARY OF TRUST EXPENSES
          The following table assumes that the Trust issues                      common shares and shows Trust expenses as a percentage of net assets attributable to common shares.

Shareholder Transaction Expenses (as a percentage of offering price)
Sales load (1)	4.50%
Dividend Reinvestment Plan Fees	None	(2)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	1.25	%(3)
Other Expenses	0.20	%(4)
Total Annual Expenses	1.45%
Example (5)
          The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment in common shares, assuming (i) annual expenses of 1.45% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years (6)
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$59	$89	$121	$211

(1)	The Adviser has agreed to pay all of the Trust’s organizational expenses. Total offering costs in connection with the common shares are estimated to be $ , which represents $0.06 per common share. The Adviser has agreed to pay the amount, if any, by which the Trust’s offering costs (other than sales load) exceed $0.06 per common share. Offering costs borne by the Trust will result in a reduction of the capital of the Trust attributable to common shares.

(2)	There will be no brokerage charges with respect to common shares issued directly by the Trust under its dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the plan agent to sell your common shares held in a dividend reinvestment account.

(3)	The Investment Management Agreement between the Trust and the Adviser obligates the Trust to pay the Adviser a monthly investment management fee at the annual rate of 1.25% of the Trust’s average daily net assets. See “Management of the Trust”.

(4)	“Other Expenses” are estimated to be 0.20% of the Trust’s net assets and are based on estimated amounts for the Trust’s first full fiscal year. It includes estimated expenses associated with administration and fund accounting fees. The Trust will not sell securities short and has no current intent to borrow money for investment purposes.

(5)	The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table remain the same each year and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. The example further assumes that the Trust uses no leverage, as currently intended. Moreover, the Trust’s actual rate of return will vary and may be greater or less than the hypothetical 5% annual return.

(6)	Assumes that the Trust’s term is extended by a majority of the outstanding shares and that expenses during such extended term remain the same. Actual expenses may be greater or less than those assumed.

          The purpose of the above table is to help a holder of common shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.
THE TRUST
          The Trust is a newly organized, diversified, closed-end management investment company. The Trust was organized as a Delaware statutory trust on November 9, 2007 and has no operating history. On May 29, 2009, the Trust changed its name from Global Real Estate Investments Fund to Global Real Estate Opportunity Trust. The Trust’s principal office is located at 8400 East Crescent Parkway, Suite 600, Greenwood Village, Colorado 80111, and its telephone number is (866) 622-3864.

          The Trust will terminate on December 31, 2014 and the shares will be liquidated, unless a majority of the outstanding shares on a record date on or about September 30, 2014 (the “Record Date”) vote to amend the Declaration of Trust and extend the term of the Trust for an additional five-year term (to December 31, 2019).
          If less than a majority of shares on the Record Date vote to extend the term of the Trust to December 31, 2019, all outstanding shares of the Trust will be liquidated at the Trust’s net asset value, reduced by any applicable liabilities of the Trust and costs associated with the liquidation.
          If at least a majority of shares on the Record Date vote to extend the term to December 31, 2019, the Declaration of Trust will be amended and the term extended. However, immediately following the vote, the Fund will make a tender offer for all or substantially all of its shares at the Trust’s net asset value. Following the completion of the tender, the Trust shall continue comprised of the remaining shares that were not tendered pursuant to the tender offer. In addition, the Trust may offer additional securities to raise capital for the Trust. The terms and conditions of any such offering would be set forth in a prospectus filed with the SEC.
          Shareholders of the Trust may consider further extensions of the term of the Trust beyond December 31, 2019, for subsequent five-year terms, according to the parameters set forth above.
          As the assets of the Trust are liquidated in connection with its termination or the tender offer for its shares, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. Unless the termination date is amended by common shareholders in accordance with the Trust’s Declaration of Trust, the Trust will terminate on or about December 31, 2014. Following the Trust’s termination, the Trust’s assets will be liquidated promptly in the Adviser’s discretion over a period of up to 60 days from the termination date. The Trust’s investment objective and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the termination date, and such initial investors and any investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.
          If the Trust continues to operate with significantly decreased assets as a result of a tender offer, expenses borne by the remaining shareholders may increase. Under such circumstances, the Board may, but is under no obligation to, approve the offering of additional securities of the Trust. Shareholders are not granted any rights with respect to any such potential offering. The terms and conditions of any such offer would be determined by the Board in its discretion. The costs associated with any such offer would be borne by the Trust. In addition, the Board may elect to terminate the Trust and liquidate the remaining assets if it determines it is not in the Trust’s and the shareholders’ best interests to offer additional securities of the Trust or to continue operating the Trust.
USE OF PROCEEDS
          The net proceeds of this offering of common shares will be approximately $                     ($                     if the underwriters exercise the overallotment option in full) after payment of the sales load and offering costs (other than the sales load) expected to be approximately $                    . The net proceeds of the offering will be invested in accordance with the Trust’s investment objective and policies (as stated below) as soon as practicable after completion of the offering. The Trust currently anticipates being able to do so within 30 days after the completion of the offering. Pending investment of the net proceeds in accordance with the Trust’s investment objective and policies, the Trust will invest in money market securities or money market mutual funds. Investors should expect, therefore, that before the Trust has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Trust’s net asset value would earn interest income at a modest rate. If the Trust’s investments are delayed, the first planned distribution could consist principally of a return of capital.
INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES
Investment Objective and Policies
          The Trust’s investment objective is total return through a combination of current income and capital appreciation. The Trust will pursue its investment objective by investing indirectly in a diversified portfolio of high quality, income producing real estate properties. The Trust intends to invest its assets globally, primarily in publicly-traded real estate investment trusts and other real estate securities. The Trust will also seek to enhance current income by writing (selling) covered call options.
          Under normal circumstances, the Trust will invest at least 80% of its net assets in REITs and other real estate securities. This policy is fundamental and may not be changed without shareholder approval. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. “Real estate securities” include the securities of any issuer that derives at least 50% of its gross revenues or net profits from either (i) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (ii) products or services related to the real estate industry, like building supplies or mortgage servicing.
          Under normal circumstances, the Trust will invest at least 40% of its net assets in the securities of issuers located in at least three countries. This policy is fundamental and may not be changed without shareholder approval. The Trust may invest without limitation in foreign REITs and other foreign real estate securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts and Global Depositary Receipts) that represent indirect interests in securities of foreign issuers of real estate securities; provided, however, that the Trust will limit its investments in issuers located in any single foreign country to no more than 25% of its net assets.
          During periods of adverse market or economic conditions, the Trust may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents.
          There is no assurance that the Trust will achieve its investment objective. The Trust’s investment objective and some of its investment policies are considered fundamental policies and may not be changed without shareholder approval. The Statement of Additional Information contains a list of the fundamental and non-fundamental investment policies of the Trust under the heading “Investment Policies.”
Investment Strategies
          The Trust intends to employ three related investment strategies—core investments, opportunistic investments and writing covered call options, each as described below. Under normal market conditions, the Trust’s strategy will be to invest at least 70% of its net assets in publicly-traded REITs and other publicly-traded real estate securities that are included in the FTSE EPRA/NAREIT Global Real Estate Index (“Core Investments Strategy”) and may invest up to 30% of its net assets in REITs and other publicly-traded and private real estate securities that may or may not be included in the FTSE EPRA/NAREIT Global Real Estate Index (“Opportunistic Investments Strategy”). In addition, to enhance income, the Trust may write (sell) covered call options, which will be limited to a notional value of up to 50% of the Trust’s net assets (“Covered Call Option Strategy”).
          Core Investments Strategy
          Under normal market conditions, the Trust’s strategy will be to invest at least 70% of its net assets in publicly-traded REITs and other publicly-traded real estate securities that are included in the FTSE EPRA/NAREIT Global Real Estate Index (“the Index”). The Adviser will use both a quantitative screening process and a qualitative stock selection process when selecting Index securities for investment by the Trust in connection with its Core Investments Strategy.
          The Index
          The Index is designed to track the performance of publicly-traded real estate companies and REITs worldwide. Inclusion in the Index requires that each issuer meets certain financial criteria in its particular region, demonstrating that the bulk of the company’s earnings or assets are derived from commercial real estate which is defined as the ownership, trading and development of income-producing real estate.
          The Index is categorized into three regions: North America, Europe and Asia. The North America series includes the United States and Canada. The Europe series includes the United Kingdom, Sweden, Switzerland, Portugal, Spain, Poland, Norway, the Netherlands, Italy, Ireland, Hungary, Greece, Germany, France, Finland, Denmark, the Czech Republic, Belgium and Austria. The Asian series includes South Korea, Singapore, New Zealand, Japan, Hong Kong and Australia.
          The companies included in the Index, “constituents,” are free-float adjusted, and screened for liquidity, size and EBITDA, which the Adviser believes makes the Index suitable for use as the basis for determining potential investments for the Trust. Managers of the Index review constituent companies on a quarterly basis in March, June, September and December. To be eligible for inclusion in the Index, companies must have derived, in the previous full financial year, at least 75% of their total EBITDA from commercial real estate activities.

          The objective of the size rule is to provide a degree of stability with regard to the composition of the constituents of the Index while ensuring that the Index continues to be representative of the market by including or excluding those companies whose market capitalization has grown or diminished significantly. At the quarterly review, non-constituents that have an investible market capitalization equal to or greater than the following basis points in their respective regions will be eligible for Index inclusion: 0.30% (Asia), 0.10% (Europe) and 0.10% (North America). Deletions from the Index occur quarterly if a constituent has an investible market capitalization less than 0.15% (Asia), 0.05% (Europe) and 0.05% (North America) in its respective region.
          The Index’s liquidity rule aims to ensure a specific percentage turnover of a company’s shares as determined by the company’s median daily trade volume per month over the past 12 months. Non-constituents which do not turnover at least 0.05% of their shares based on the median daily trade per month in ten of the twelve months prior, will not be eligible for inclusion, and constituents that fail to trade at least 0.04% of their shares based on the median daily trade per month in ten of the twelve months prior, will be removed.
          The Index’s free-float restrictions are in place to ensure an adequate number of freely tradable shares. Free-float restrictions include:

▪	Trade investments in an index either by another constituent (i.e. cross-holdings) or by a non-constituent company or entity;

▪	Significant long-term holdings by founders, their families and/or directors;

▪	Employee share schemes (if restricted);

▪	Government holdings; and

▪	Foreign ownership limits.

          As of June 2, 2009, the Index was comprised of 326 constituents with an aggregate global market capitalization of €349 billion (approximately $500 billion). Currently, the regional weightings of the Index are 42.3% (North America), 18.8% (Europe) and 38.9% (Asia). Below are charts showing the weightings of each property sector by region as of June 2, 2009.
          In Europe and Asia there are companies categorized as “Other” (0.1% and 0.2% of the weight in their respective regions), which are excluded from consideration by the Trust because of the limited number of companies within that property sector in Europe and Asia. Examples of European and Asian companies categorized as “Other” include health care, lodging/resorts and self-storage REITs. In North America there are an adequate number of companies in each of the above property sectors to consider including them in the Trust.

          Quantitative Screening Process
          The Adviser and Green Street Advisors of Newport Beach, California, an independent research and consulting firm concentrating on publicly-traded real estate securities, have designed a proprietary quantitative screening process, the Global Real Estate Investment Model (the “Model”), which the Adviser will use to screen for the Core Investments in which the Trust may invest. The Model identifies qualifying securities exclusively from among those contained in the Index for further evaluation by the Adviser (“Qualifying Securities”). The Model considers several criteria when selecting such securities including, but not limited to, free-float market capitalization, total return, leverage, price to earnings ratio, dividend yield, dividend growth, historical earnings growth and projected earnings growth. The Model’s process results in a selection of 80 Qualifying Securities from the Index, weighted to match the geographic and property type weightings of the Index. The Adviser may alter the weightings of the parameters used by the Model based on the Adviser’s perceptions of the global market and economy.
          Qualitative Stock Selection Process
          All Qualifying Securities are evaluated by the Adviser in determining appropriate investments for the Trust. The Adviser will select the top 30 to 50 securities from among the 80 Qualifying Securities based on its assessment of factors including, but not limited to, management quality, balance sheet strength, debt structure and maturities, lease term and renewal schedule, tenant credit quality, regional macroeconomic conditions and trends and projected demand drivers and supply constraints for space. The Adviser may sell a security held in the Trust’s Core Investments portfolio when it no longer qualifies under the parameters established by the Model. In addition, from time to time, as securities qualify under the Model’s parameters, such securities may be added to the Trust’s Core Investments portfolio. The Trust’s Core Investments portfolio holdings will be continuously monitored and evaluated by the Adviser, based upon its assessment of current market conditions, changes in company-specific prospects, stock price valuations, and other circumstances that the Adviser deems relevant. The active management of the Trust’s Core Investments portfolio will also include quarterly updates of the Qualifying Securities by Green Street Advisors.
          Opportunistic Investments Strategy
          To capture opportunities as they arise in the real estate securities market, the Trust may invest up to 30% of its net assets, at the discretion of the Trust’s portfolio manager, in REITs and other publicly-traded and private real estate securities that may or may not be included in the Index (“Opportunistic Investments”). For example, the Opportunistic Investments portfolio may include securities of issuers located in a country not included in the Index, including emerging markets. In evaluating Opportunistic Investments, the Adviser will assess the issuers of such securities based on similar factors as those the Adviser considers when evaluating Qualifying Securities for inclusion in the Core Investments portfolio. These factors include, but are not limited to, management quality, balance sheet strength, debt structure and maturities, lease term and renewal schedule, tenant credit quality, regional macroeconomic conditions and trends and projected demand drivers and supply constraints for space. Opportunistic Investments may include securities other than common stock, such as preferred stock, convertible securities and corporate debt. Opportunistic Investments will not include securitization securities such as commercial mortgage-backed securities, residential mortgage-backed securities, collateralized loan obligations or collateralized debt obligations.
          Covered Call Option Strategy
          Under normal market conditions, the Trust may write (sell) covered call options, which will be limited to a notional value of up to 50% of the Trust’s net assets. The Trust expects to primarily write call options on individual securities (“underlying securities”) held in the Trust’s portfolio (i.e. covered calls), but will also have the ability to write call options on stock indices and exchange traded funds (“ETFs”) that track the return of the Index, within parameters set by the Adviser, when the Adviser determines such techniques are more efficient than writing call options on individual securities. The Trust may not sell “naked” call options (i.e., options representing more securities than are held in the portfolio). The Trust’s Covered Call Option Strategy is designed to generate gains and offset a portion of a potential market decline in the underlying security. The Trust’s covered call option writing program will seek to achieve a high level of net option premiums (covered call option premiums received minus transaction costs), while maintaining the potential for some capital appreciation on each underlying security on which call options are written. In writing call options on stock indices and ETFs, the Trust will seek to minimize the difference between the returns on the underlying securities and those of the indices or ETFs (commonly referred to as tracking error).
          As the seller of a covered call option, the Trust receives cash (the premium) from the purchaser. The purchaser of the covered call option has the right to any appreciation in the value of the underlying security over a fixed price (the exercise price) on a certain date, or range of dates, in the future (the expiration date). The Trust may sell covered call options “near-to-

the-money” (i.e., the exercise price generally will be within a close range above or below the current level of the cash value of the underlying security) or “at-the-money” (i.e., the exercise price generally will be equal to the current level of the cash value of the underlying security). In this event, the Trust, in effect, sells the potential appreciation in the value of the underlying security in exchange for the premium. If, at expiration, the purchaser exercises a covered call option sold by the Trust, the Trust will pay the purchaser the difference between the cash value of the security and the exercise price of the option. The premium, the exercise price and the market value of the underlying security determine the gain or loss realized by the Trust as the seller of the call option. Under current market conditions, the notional value of the call options written by the Trust is expected to range from 30% to 50% of the value of the Trust’s net assets. The percentage of each underlying security to be used in the Covered Call Option Strategy will be determined based on the Adviser’s opinion of the outlook for the underlying security, market opportunities and option price volatilities.
          The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the actual or perceived volatility of the underlying security and the time remaining until the expiration date. The premium received for an option written by the Trust is recorded as an asset and equivalent liability. The Trust then adjusts over time the asset or liability to the market value of the option. Options that are traded over-the-counter will be valued using one of three methods: dealer quotes, industry models with objective inputs, or by using a benchmark arrived at by comparing prior day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying securities because these costs are often greater in relation to options premiums than in relation to the prices of underlying securities. Transaction costs may be different for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs associated with the Trust’s options strategy will vary depending on market circumstances and other factors.
          If the value of the underlying security increases significantly, the Trust may look to buy back the covered call options written or close out the covered call option for cash settlement and then re-establish a new covered call option position in the security by writing new at-the-money or near-to-the-money covered call options at higher exercise prices. If an underlying security’s price declines, the Trust may let the covered call options expire or buy back the covered call options written and sell new covered call options at lower exercise prices on that security. The Trust may seek to execute option rolls (as just described above) such that the premium received from writing new covered call options exceeds the amounts paid to close the positions being replaced. In this event, if the price of a security against which a covered call option has been written has risen, the covered call option roll would be written on a larger portion of the Trust’s holding in that security. The Trust may also write covered call options with different characteristics and managed differently than described in this paragraph.
          The following is a conceptual example of a covered-call transaction, making the following assumptions: (i) a real estate security currently trading at $50.00 per share; (ii) a one-month call option is written with a strike price of $55.00 (i.e., 10% higher than the current market price) and (iii) the writer receives $0.50 (or 1%) of the underlying security’s value as premium income. This example is not meant to represent the performance of any actual common stock, option contract or the Trust itself. Under this scenario, before giving effect to any change in the price of the stock, the covered-call writer receives the premium, representing 1% of the underlying security’s value, regardless of its performance over the one-month period until option expiration. If the underlying security’s value remains unchanged, the option will expire, and there would be a 1% return for the one-month period. If the underlying security’s value were to decline in price by 1%, the strategy would “break-even,” thus offering no gain or loss. If the underlying security’s value were to rise to $55.00 or above, the option would be exercised, and the underlying security would return 10% coupled with the option premium of 1% for a total return of 11%. Under this scenario, the investor would not benefit from any appreciation of the underlying security above $55.00 and thus would be limited to an 11% total return. The premium income from writing the call option serves to offset some of the unrealized loss on the underlying security in the event that the price of the underlying security declines, but if the underlying security were to decline more than 1% under this scenario, the investor’s downside protection is eliminated, and the underlying security could eventually become worthless.
          Other Information Regarding Investment Strategies
          The Trust may, from time to time, take defensive positions that are inconsistent with the Trust’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Trust should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Trust may not achieve its investment objective.
          The Adviser may invest the Trust’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Trust in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Trust’s portfolio manager are subjective.
          The Trust has no current intent to sell securities short. The Trust does not intend to use leverage through borrowing for investment purposes or issuing preferred shares. However, the Board may decide to issue preferred shares in the future, subject to the asset coverage requirements of the 1940 Act, and may borrow money for emergency or extraordinary purposes, as permitted under the 1940 Act. In addition, the Trust may be deemed to incur economic leverage embedded in instruments in which it may invest.
          The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. It is anticipated that the Trust’s portfolio turnover rate will ordinarily be between 80% and 120%. The portfolio turnover rate is not expected to exceed 120%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Trust generally does not intend to trade for short-term profits, the Trust may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Trust. Higher rates of portfolio turnover (100% or more) would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “U.S. Federal Income Tax Matters” and “U.S. Taxes” in the Trust’s Statement of Additional Information.
          There is no assurance what portion, if any, of the Trust’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Trust’s distributions will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”
Portfolio Investments
          The Trust may invest in the following types of securities, subject to certain limitations as set forth below. The Trust is under no obligation to invest in any of these securities.
Real Estate Investment Trusts
          The Trust will invest in real estate investment trusts and their foreign equivalents. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance costs, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Trust from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Trust’s investment strategies result in the Trust investing in REIT shares, the percentage of the Trust’s dividend income received from REIT shares will likely exceed the percentage of the Trust’s portfolio that is comprised of REIT shares.
          Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”
Common Stocks
          Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the cost of capital rises and borrowing costs increase.
Foreign Securities
          Foreign Securities in which the Trust may invest include direct investments in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter and investments in depository receipts (such as American Depositary Receipts, “ADRs”) that represent indirect interests in securities of foreign issuers. The Trust is not limited in the amount of assets it may invest in such foreign securities; however, the Trust will limit its investments in any single foreign country to no more than 25%. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Adviser misjudging the value of certain securities or result in a significant loss in the value of those securities.
          The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in the U.S. or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign traded securities, the Trust may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and exchange traded funds).
          Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.
          The Trust may purchase ADRs, international depository receipts (“IDRs”) and global depository receipts (“GDRs”), which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.
          Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Trust’s distributions attributable to foreign securities will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”
Emerging Market Securities
          The Trust may invest without limitation in the securities of issuers located in emerging markets; provided, however, that the Trust will limit its investments in issuers located in any single foreign country emerging market or other foreign country) to no more than 25% of its net assets. Very few securities of issuers in emerging markets qualify for inclusion in the Index; therefore, the Adviser expects that the Trust’s investments in emerging markets will more likely be with respect to its Opportunistic Investments. However, to the extent such issuers are included in the Index, the Trust’s Core Investments may also be in emerging markets. An “emerging market” country is any country that is considered to be an emerging or developing country by the World Bank. Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most countries located in Western Europe.
          The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries, and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Trust’s income from such securities.
          In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Trust’s investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Trust to suffer a loss of any or all of its investments.
Call Options
          A call option is a contract that gives the holder of the option, in return for the premium paid, the right to buy the underlying security at a specified exercise or “strike” price from the writer of the option. A call option whose strike price is above the current price of the underlying security is called “out-of-the-money,” a call option whose strike price is equal to the current price of the underlying security is called “at-the-money” and a call option whose strike price is below the current price of the underlying security is called “in-the-money.” The Trust may only write (sell) options collateralized by a portion of the real estate securities (“underlying securities”) held in the Trust’s portfolio (i.e., covered calls). The Trust may not sell “naked” call options (i.e., options representing more securities than are held in the portfolio). In addition, the covered call options written by the Trust are limited to a notional value of up to 50% of the Trust’s net assets. The Trust, as a writer of a call option, has the obligation, upon exercise of the option, to either close out the position with a cash settlement or to deliver the underlying security upon payment of the exercise price. Over-the-counter options may be closed out by cash settlement or physical delivery on the option exercise date (European-style) or on any date during the option term (American-style). In addition, the Trust may effectively offset the sale of an over-the-counter option by the sale of an option with substantially identical but offsetting terms. If an option written by the Trust expires unexercised, the Trust realizes on the expiration date a capital gain equal to the premium received by the Trust at the time the option was written. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (i.e., type, underlying security, exercise price or expiration). There can be no assurance, however, that a closing sale transaction can be effected when the Trust desires.
Preferred Stock
          Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.
          Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Trust invests will be declared or otherwise paid. The Trust may invest in non-cumulative preferred stock, although the Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.
          Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.
          Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Trust’s holdings of higher dividend paying preferred stocks may be reduced and the Trust may be unable to acquire securities paying comparable rates with the redemption proceeds.
Convertible Securities
          Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.
          The Trust will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist the Trust in achieving its investment objective. The Trust may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.
Corporate Debt Securities
          The Trust may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Trust may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.
          The Trust may invest in debt securities without regard to maturity. The Trust will not invest more than 10% of its total assets in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”)), or their equivalent as determined by the Adviser. These securities are commonly referred to as “junk bonds.” The foregoing credit quality policy applies only at the time a security is purchased, and the Trust is not required to dispose of securities already owned by the Trust in the event of a change in assessment of credit quality or the removal of a rating.
RISK FACTORS
          An investment in the Trust’s common shares is subject to risks. The value of the Trust’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Trust’s common shares to increase or decrease. You could lose money by investing in the Trust. By itself, the Trust does not constitute a balanced investment program. You should consider carefully the following risks before investing in the Trust. There may be additional risks that the Trust does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Trust.
          No Operating History. The Trust is a closed-end investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle. During the Trust’s start-up period (up to 30 days), the Trust may not achieve the desired portfolio composition. If the Trust commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.
          No Operating History of the Adviser. The Adviser is a newly formed Colorado limited liability company with no history of operations.
          Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Trust, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.
          Issuer Risk. The value of an issuer’s securities that are held in the Trust’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
          Real Estate Securities Risks. The Trust will not invest in real estate directly, but because the Trust will concentrate its investments in REITs and the securities of any issuer that derives at least 50% of its gross revenues or net profits from either (i) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (ii) products or services related to the real estate industry, like building supplies or mortgage servicing, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Although the Trust will not invest in real estate directly, the Trust may be subject to risks similar to those associated with direct ownership in real property. The value of the Trust’s common shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.
          There are also special risks associated with particular sectors of real estate investments:
•	Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

•	Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

•	Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

•	Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

•	Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

•	Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

•	Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.
          Other factors may contribute to the risk of real estate investments:

•	Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Trust invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

•	Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Trust’s investment performance.

•	Dependence on Tenants. The value of the Trust’s portfolio companies’ properties and the ability to make distributions to their shareholders depend upon the ability of the tenants at their properties to generate enough income in excess of their operating expenses to make their lease payments. Changes beyond the control of our portfolio companies may adversely affect their tenants’ ability to make their lease payments and, in such event, would substantially reduce both their income from operations and ability to make distributions to our portfolio companies and, consequently, the Trust.

•	Financial Leverage. Real estate companies may be highly leveraged and financial covenants may affect the ability of real estate companies to operate effectively.

•	Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on common shares of the Trust could be reduced.

•	REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Trust may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Trust on its investment in such company. See “REIT Risk” below.

•	Financing Issues. Financial institutions in which the Trust may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

          REIT Risk. Investments in REITs will subject the Trust to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
          Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Trust invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Trust were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Trust’s yield on that investment.
          REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.
          Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”
          The Trust’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Trust’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Trust’s basis in such REIT, the Trust will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Trust distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their common shares of the Trust, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Trust’s common shares, such shareholder will generally recognize a capital gain.
          The Trust does not have any investment restrictions with respect to investments in REITs.
          Current Conditions. The decline in the broader credit markets in recent months related to the sub-prime mortgage dislocation has caused the global financial markets to become more volatile, and the U.S. homebuilding market has been dramatically impacted as a result. The confluence of the dislocation in the real estate credit markets with the broad based stress in the United States real estate industry could create a difficult operating environment for owners of real estate in the near term, and investors should be aware that the general risks of investing in real estate may be magnified.
          Recent instability in the United States, European and other credit markets also has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of issuers in whose securities the Trust invests to finance real estate developments and projects or refinance completed projects. For example, adverse developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for companies to obtain financing on attractive terms or at all so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. It also may adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce the number of real estate funds that are publicly traded during the investment period and reduce the Trust’s investment opportunities.
          Common Stock Risk. The Trust will invest a significant portion of its net assets in common stocks. Common stocks represent an ownership interest in a company. The Trust may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Trust may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Trust will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.
          Foreign Securities Risk. The Trust may invest an unlimited amount of its net assets in foreign securities; provided, that the Trust will limit its investments in the issuers of any single foreign country to 25% of its net assets. These investments involve certain risks not generally associated with investments in securities of U.S. issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation. Dividends paid on foreign securities may not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Trust’s distributions attributable to foreign securities will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”
          Emerging Market Securities Risk. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; lack of liquidity and greater price volatility due to the smaller size of the market for such securities and lower trading volume; political and social uncertainties; national policies that may restrict the Trust’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; greater risks of expropriation, confiscatory taxation and nationalization; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodities prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices. Dividends paid by issuers in emerging market countries will generally not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”
          Options Related Risk. There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Trust forgoes, during the life of the covered call option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the covered call option, but has retained the risk of loss, minus the option premium received, should the price of the underlying security decline. The writer of an “American-style” option has no control over when, during the exercise period of the option, it may be required to fulfill its obligation as a writer of the option. This does not apply for “European-style” options, which may only be exercised at termination. Once an option writer has received an exercise notice for an American-style option, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must either close out the position with a cash settlement or deliver the underlying security at the exercise price. Thus, the use of options may require the Trust to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the Trust can realize above the exercise price of an option, or may cause the Trust to hold a security that it might otherwise sell. The Trust’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. If the Trust were unable to close out a covered call option that it had written, it would not be able to sell the underlying portfolio security unless the option expired without exercise. The value of options may also be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Trust seeks to close out a covered call option by buying such covered call option.
          Although the Trust intends to primarily write covered call options that are traded over-the-counter, the Trust may write exchange-traded options. Exchange-traded options may also be illiquid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading on an exchange were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The hours of trading for listed or over-the-counter options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets. Call options are marked to market daily at 4:00 p.m. Eastern time, and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option may reduce the Trust’s capital appreciation potential on the underlying security.
          Risk of Limitation on Call Option Writing. The number of call options the Trust can write is limited by the securities held by the Trust, and further limited by the fact that call options represent 100 share lots of the underlying securities. The Trust will not write “naked” or uncovered call options. Furthermore, the Trust’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or written in one or more accounts or through one or more brokers. Thus, although the Trust is currently the Adviser’s sole client, if the Adviser becomes the investment adviser for other clients in the future, the number of options which the Trust may write may be affected by options written by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
          Foreign Currency Risk. Although the Trust will report its net asset value and pay expenses and distributions in U.S. dollars, the Trust intends to invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Trust’s investment securities and the net asset value of its shares. For example, even if securities prices are unchanged on their primary foreign stock exchange, the Trust’s net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. The currencies of certain countries in which the Trust invests are more volatile than those of other countries and, therefore, the Trust’s investments related to those countries may be more adversely impacted by currency rate fluctuations. Generally, if a foreign currency depreciates against the U.S. dollar (i.e., if the U.S. dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the U.S. dollar (i.e., if the U.S. dollar weakens), the value of the existing investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.
          Preferred Securities Risk. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred securities carries risks including deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferred stocks also contain provisions that allow an issuer, under certain conditions to skip (in the case of “noncumulative preferreds”) or defer (in the case of “cumulative preferreds”) dividend payments. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Trust may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks. Dividends paid on preferred securities will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”
          Convertible Securities Risk. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.
          A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Trust is called for redemption, the Trust will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Trust’s ability to achieve its investment objective.
          Medium Capitalization Company Risk. The Trust will concentrate its investments in real estate related securities. Many issuers of real estate securities are medium capitalization companies which may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. This may cause the Trust’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies. Securities of medium capitalization companies are more likely to experience more significant changes in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate, and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Trust may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.
          Management Risk. The Trust is subject to management risk because it is an actively managed portfolio. The Trust’s successful pursuit of its investment objective depends upon the Model and the Adviser’s ability to manage the Trust in accordance with the Model. The Model’s parameters and weightings might produce losses or cause the Trust to under-perform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Trust from achieving its investment objective.
          Limited Term Risk. As the Trust approaches its termination date (December 31, 2014), its portfolio composition may change by increasing the portion of its portfolio that is liquid, including holding more proceeds in cash, which may adversely affect the performance of the Trust. Because all or a portion of the assets of the Trust will be liquidated in connection with its termination or tender offer, as applicable, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. The Trust’s investment objective and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the termination date, and such initial investors and any investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.
          If the Trust continues to operate with significantly decreased assets as a result of a tender offer, expenses borne by the remaining shareholders may increase. Under such circumstances, the Board may, but is under no obligation to, approve the offering of additional securities of the Trust. Shareholders are not granted any rights with respect to any such potential offering. The terms and conditions of any such offer would be determined by the Board in its discretion. The costs associated with any such offer would be borne by the Fund. In addition, the Board may elect to terminate the Trust and liquidate the remaining assets if it determines it is not in the Trust’s and the shareholders’ best interests to offer additional securities of the Trust or continue operating the Trust.
          Tender Offer Risk. Although tender offers may be beneficial to shareholders by potentially reducing the discount of the shares’ market price compared to their net asset value, or providing liquidity to shareholders at net asset value, the acquisition of common shares by the Trust will decrease the assets of the Trust. Therefore, tender offers are likely to increase the Trust’s expense ratio, may result in untimely sales of portfolio securities and may limit the Trust’s ability to participate in new investment opportunities. In addition, there is no assurance that a tender offer will effectively reduce the shares’ discount to net asset value. To the extent the Trust maintains a cash position to satisfy the tender offer, the Trust would not be fully invested, which may reduce the Trust’s investment performance. Furthermore, to the extent the Trust borrows to finance the making of tender offers by the Trust, interest on such borrowings will reduce the Trust’s net investment income. The repurchase of tendered shares by the Trust is a taxable event to shareholders.
          Market Price of Shares. The shares of closed-end management investment companies often trade at a discount to their net asset value, and the Trust’s common shares may likewise trade at a discount to net asset value. The trading price of the Trust’s common shares may be less than the public offering price. The returns earned by the Trust’s shareholders who sell their common shares below net asset value will be reduced. Although it has no current intention to do so, the Trust may utilize leverage, which would magnify the market risk.
          Dilution Risk. If you purchase the Trust’s common shares in this offering, the price that you pay will be greater than the net asset value per common share immediately following this offering. This is in large part due to the expenses incurred by the Trust in connection with the consummation of this offering. The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future offerings of common shares of the Trust or do not purchase sufficient shares to maintain their percentage interest.
          Portfolio Turnover Risk. The techniques and strategies contemplated by the Trust might result in a high degree of portfolio turnover. The Trust cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will ordinarily be between 80% and 120% under normal market conditions, although it could vary materially under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.
          Defensive Positions. During periods of adverse market, economic, political or other conditions, the Trust may invest all or a substantial portion of its net assets in cash or cash equivalents. The Trust will not be pursuing its investment objective in these circumstances and could miss favorable market developments.

          Inflation Risk. Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Trust’s common shares and distributions thereon can decline.
          Interest Rate Risk. Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Trust’s investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the common shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Trust to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. This is known as extension risk. The value of the Trust’s common stock investments may also be influenced by changes in interest rates.
          Lack of Seniority. Portfolio companies in which the Trust invests may have, or may be permitted to incur, debt that ranks senior to the Trust’s equity investments. As a result, payments on such securities may have to be made before the Trust receives any payments on its investments. For example, these debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Trust is entitled to receive payments with respect to its investments. These debt instruments will usually prohibit the portfolio companies from paying interest on or repaying the Trust’s investments in the event and during the continuance of a default under such debt. In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to the Trust’s investment in that portfolio company would typically be entitled to receive payment in full before the Trust receives any distribution in respect of its investment. After repaying its senior creditors, a portfolio company may not have any remaining assets to the Trust to repay its obligation to the Trust or provide a full or even partial return of capital on an equity investment made by the Trust.
          Acts of Terrorism. The value of the Trust’s common shares and its investments could be significantly and negatively impacted as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; and other acts of terrorism or war may have a negative impact on the performance of the Trust’s investments.
          Restricted and Illiquid Securities Risk. The Trust may invest in restricted securities and other illiquid investments, which may include private investments in public equity securities (“PIPES”). Restricted securities are securities that may not be sold to the public without an effective registration statement filed with the SEC, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Where registration is required to sell a security, the Trust may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Trust may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Trust might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board. The Adviser may be unable to sell restricted securities and other illiquid investments at the times it determines to be most desirable or at prices approximating the value at which the Trust purchased or is carrying the securities.
          Leverage Risk. Although the Trust has no current intent to use leverage through borrowing for investment purposes or issuing preferred shares, the Trust may issue senior securities in the future, subject to the asset coverage requirements of the 1940 Act, and may borrow money for emergency or extraordinary purposes, as permitted under the 1940 Act, each of which is considered leverage. In addition, the Trust may be deemed to incur economic leverage embedded in instruments in which it may invest. Leverage, if it is used, creates three major types of risks for shareholders:
          • the likelihood of greater volatility of net asset value and market price of common shares because changes in value of the Trust’s portfolio (including changes in the value of any interest rate swap, if applicable) are borne entirely by the common shareholders;
          • the possibility either that share income will fall if the interest rate on any borrowings or the dividend rate on any preferred shares issued rises, or that share income and distributions will fluctuate because the interest rate on any borrowings or the dividend rate on any preferred shares issued varies; and
          • if the Trust leverages through issuing preferred shares or borrowings, the Trust may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Trust meets certain asset coverage requirements.

          The Adviser in its best judgment nevertheless may determine to maintain the Trust’s leveraged position if it deems such action to be appropriate in the circumstances.
          Anti-Takeover Provisions. The Trust’s Declaration of Trust includes provisions that could have the effect of inhibiting the Trust’s possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Trust or the Board. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their common shares at a premium over prevailing market prices. See “Anti-Takeover Provisions in the Declaration of Trust.”
LISTING OF SHARES
          An application has been filed to seek approval for the common shares to be listed on the NYSE under the ticker symbol “RET”.
MANAGEMENT OF THE TRUST
Trustees and Officers
          The Board is responsible for the overall management of the Trust, including supervision of the duties performed by the Adviser. The Board is comprised of five trustees, two of which, are “interested persons” (as defined in the 1940 Act) of the Trust. The remaining three trustees are not “interested persons.” The trustees are responsible for the Trust’s overall management, including adopting the investment and other policies of the Trust, electing and replacing officers and selecting and supervising the Trust’s investment adviser. The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the Statement of Additional Information.
Investment Adviser
          Global Real Estate Fund Management LLC, 8400 East Crescent Parkway, Suite 600, Greenwood Village, Colorado 80111, serves as the Trust’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a newly formed Colorado limited liability company formed in November 2007. All membership interests in the Adviser are owned by Real Estate Securities Partners LLC. Myron D. Winkler and Randy S. Lewis, the two trustees who are “interested persons” of the Trust, along with Andrew J. Duffy, the President of the Adviser, are the managers of Real Estate Securities Partners LLC.
          Under the general supervision of the Board, the Adviser will carry out the investment and reinvestment of the net assets of the Trust, will furnish continuously an investment program with respect to the Trust, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. In addition, the Adviser will supervise and provide oversight of the Trust’s service providers. The Adviser will furnish to the Trust office facilities, equipment and personnel for servicing the management of the Trust. The Adviser will compensate all trustees and officers of the Trust who are members of the Adviser’s organization and who render services to the Trust, and will also compensate all other Adviser personnel who provide services to the Trust. In return for these services, facilities and payments, the Trust has agreed to pay the Adviser as compensation under the Investment Management Agreement a monthly management fee computed at the annual rate of 1.25% of the average daily net assets of the Trust. The total estimated annual expenses of the Trust are set forth in the section titled “Summary of Trust Expenses.”
          Green Street Advisors served as a consultant to and assisted the Adviser in creating the Model which the Adviser uses to analyze REITs and other real estate securities for inclusion in the Trust’s portfolio. Green Street Advisors, established in 1985 and located in Newport Beach, California, is the preeminent, independent research and consulting firm concentrating on publicly-traded real estate securities.
          The Adviser intends to pay for research using “soft-dollars” generated by the Trust’s portfolio transactions, provided that such services fall within the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended. This safe harbor permits investment managers who use soft dollars generated by their advised accounts to obtain investment research and brokerage services that provide lawful and appropriate assistance to the Adviser in the performance of investment decision-making responsibilities. See “Allocation of Brokerage” in the Statement of Additional Information.

          A discussion regarding the basis for the Board’s initial approval of the Trust’s Investment Management Agreement will be available in the Trust’s initial report to shareholders.
The Portfolio Manager
          Mr. Andrew J. Duffy, CFA, is the President of the Adviser and also the Trust’s President and portfolio manager. Mr. Duffy has primary responsibility for management of the Trust’s securities portfolio.
          Mr. Duffy has 15 years of global real estate securities experience in the private and public markets. Prior to joining the Adviser, Mr. Duffy was a Managing Director with Citigroup Principal Strategies, where he managed a long/short portfolio of global real estate securities. From February 2006 until January 2008, he was with Hunter Global Investors, L.P. where he was the Co-Portfolio Manager of the Hunter Global Real Estate Securities Fund. Before that he was a Portfolio Manager at TIAA-CREF for over six years, during which time he was directly responsible for managing over $3 billion in global real estate equity and debt securities held in pension portfolios, college savings plans, mutual funds and the firm’s proprietary general account. Between 1993 and 1999, Mr. Duffy was a Senior Research Analyst at Eagle Asset Management, where he launched and managed a dedicated real estate securities investment program in which he was responsible for fundamental analysis, security selection, portfolio construction and the covered call option writing strategy. His other professional experience includes being a Partner at Raymond James & Associates where, as an investment banker, he managed public offerings and advised on mergers and acquisitions.
          Prior to his career in investments, Mr. Duffy served for five years as an officer in the United States Army, where his assignments included serving as a detachment commander in the 7th Special Forces Group and as company executive officer and platoon leader in the 82nd Airborne Division. Mr. Duffy received a B.S. in electrical engineering from the United States Military Academy at West Point in 1979 as a Distinguished Graduate (top 5% of class) and an M.B.A. from Harvard Business School in 1986. He earned the Chartered Financial Analyst designation in 1996.
Administrator, Accounting Agent and Custodian
JP Morgan Chase Bank, N.A. (“JP Morgan”) will serve as the Trust’s administrator, accounting agent and custodian. JP Morgan’s address is 303 Broadway, Suite 900, Cincinnati, Ohio 45202.
Transfer Agent
          [                    ] will serve as the Trust’s transfer agent.
Estimated Expenses
          The Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Management Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Trust. The Adviser is obligated to pay the fees of any trustee of the Trust who is affiliated with it.
          JP Morgan is obligated to pay expenses associated with providing the services contemplated by the Administration Agreement, including compensation of and office space for its officers and employees and administration of the Trust. JP Morgan is obligated to pay the fees of any trustee of the Trust who is affiliated with JP Morgan, if any.
          The Trust pays all other expenses incurred in the operation of the Trust including, among other things, (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Trust’s Dividend Reinvestment Plan, (iv) fees and expenses of independent trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Trust’s officers and trustees, (viii) errors and omissions insurance for the Trust’s officers and trustees, (ix) brokerage costs, (x) listing fees charged by the NYSE, (xi) taxes and (xii) other extraordinary or non-recurring expenses and other expenses properly payable by the Trust. The expenses incident to the offering and issuance of common shares to be issued by the Trust will be recorded as a reduction of capital of the Trust attributable to the common shares.
          On the basis of the anticipated size of the Trust immediately following the offering, assuming no exercise of the overallotment option, it is estimated that the Trust’s annual operating expenses will be approximately $[                    ]. However, no assurance can be given, in light of the Trust’s investment objective and policies that actual annual operating expenses will not be substantially more or less than this estimate.

          Costs incurred in connection with the organization of the Trust, estimated at $[                    ], will be borne by the Adviser. Offering expenses relating to the Trust’s common shares (other than the sales load), estimated at $                    , that do not exceed $0.06 per common share (the “Reimbursement Cap”), will be payable upon completion of the offering of common shares by the Trust and will be charged to capital upon the commencement of investment operations of the Trust. To the extent the Trust has not otherwise paid offering expenses equal to the Reimbursement Cap, the Trust will pay the amount remaining up to the Reimbursement Cap to Capital Real Estate Securities, LLC, an affiliate of the Adviser, as payment for its distribution assistance, subject to a maximum amount payable to Capital Real Estate Securities, LLC for such distribution assistance of $                    . The reduction of capital described above is limited to $0.06 per common share (                    % of the offering price). The Adviser or an affiliate has agreed to pay the amount, if any, by which the Trust’s offering expenses (other than sales load) exceed the Reimbursement Cap.
          The Investment Management Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Trust securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Trust’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.
DETERMINATION OF NET ASSET VALUE
          The net asset value of the Trust’s common shares is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). In computing net asset value, portfolio securities of the Trust are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board. The Board has delegated the day to day responsibility for determining these fair values in accordance with the policies it has approved to the Adviser. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, the Adviser may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Trust’s portfolio manager.
          Non-dollar-denominated securities are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.
          Trading may take place in foreign issues held by the Trust at times when the Trust is not open for business. As a result, the Trust’s net asset value may change at times when it is not possible to purchase or sell the Trust’s common shares. The Trust may use a third party pricing service to assist it in determining the market value of securities in the Trust’s portfolio. The Trust’s net asset value per common share is calculated by dividing the value of the Trust’s total assets (the value of the securities the Trust holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Trust, less the Trust’s other liabilities by the total number of common shares outstanding.
          For purposes of determining the net asset value of the Trust, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the closing price.
          Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board believes reflect most closely the value of such securities.

DISTRIBUTION POLICY
Level Quarterly Distribution Policy
          The Trust intends to make a level dividend distribution each quarter to its shareholders of the net investment income of the Trust after payment of Trust operating expenses. The level dividend rate may be modified by the Board from time to time. If, for any quarterly distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Trust will be sold and the difference will generally be a tax-free return of capital distributed from the Trust’s assets. The Trust’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Trust’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Trust and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Trust and, over time, increase the Trust’s expense ratio. The distribution policy also may cause the Trust to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution is expected to be declared approximately 45 days after the completion of this offering and paid approximately 60 days after the completion of this offering, depending on market conditions. However, the Board may determine to declare the initial distribution on a date that is sooner or later. If the Trust’s investments are delayed, the initial distribution may consist principally of a return of capital.
          Unless the registered owner of common shares elects to receive cash, all dividends declared on common shares will be automatically reinvested in additional common shares of the Trust. See “Dividend Reinvestment Plan.”
          The level dividend distribution described above would result in the payment of approximately the same amount or percentage to the Trust’s shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Trust to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Trust would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Trust is net profit.
          The Board reserves the right to change the quarterly distribution policy from time to time.
Managed Distribution Policy
          If granted, the Trust intends to rely on an exemptive application to be filed with the SEC seeking an order under the 1940 Act to permit the Trust to include realized long-term capital gains as a part of its regular distributions to common shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). There can be no assurance that the staff of the SEC will grant such relief to the Trust or, if granted, that the Board will determine to implement a managed distribution policy.
          Under a managed distribution policy, the Trust would distribute to shareholders a fixed quarterly amount, which may be adjusted from time to time. As with the level distribution rate policy, distributions would be made only after paying dividends due on preferred shares, if any, and interest and required principal payments on borrowings, if any. Under a managed distribution policy, if, for any quarterly distribution, net investment company taxable income and net capital gain were less than the amount of the distribution, the difference would be distributed from the Trust’s net assets and result in a return of capital.
          The Trust’s final distribution for each calendar year would include any remaining net investment company taxable income and net capital gain undistributed during the year. If, for any calendar year, the total distributions exceed net investment company taxable income and net capital gain (the “Excess”), any amount distributed out of the Excess would be treated as dividends to the extent of the Trust’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would constitute a return of principal, and first reduce the adjusted tax basis in the shares, and after such adjusted tax basis is reduced to zero, would constitute capital gain (assuming the shares are held as capital assets). In the event the Trust distributes the Excess, such distribution would decrease the Trust’s net assets and, therefore, have the likely effect of increasing the Trust’s expense ratio. In addition, in order to make such distributions, the Trust may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

          There can be no assurance that the staff of the SEC will grant such relief to the Trust or, if granted, that the Trustees will determine to implement a managed distribution policy. As a result, the Trust has no current expectation that it will be in a position to include long-term capital gains in Trust distributions more frequently than is permitted under the 1940 Act, thus leaving the Trust with the possibility of variability in distributions (and their tax attributes) as discussed above.
          The Board reserves the right to change the managed distribution policy from time to time.
DIVIDEND REINVESTMENT PLAN
          The Trust will operate a Dividend Reinvestment Plan (the “Plan”), sponsored and administered by [                    ], pursuant to which the Trust’s dividends and distributions, net of any applicable U.S. withholding tax, are reinvested in shares of the Trust. [                    ] serves as the agent that administers the Plan for the shareholders that participate in the Plan (the “Plan Administrator”).
          Unless the registered owner of common shares of beneficial interest elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Plan in additional common shares of the Trust. Shareholders that are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. If you hold your shares through a broker, and you wish for all dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.
          The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the net asset value per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the net asset value per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
          In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. It is contemplated that the Trust will pay quarterly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the net asset value per share, the average per share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the net asset value per share at the close of business on the Last Purchase Date; provided that, if the net asset value is less than or equal to 95% of the then-current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

          The Plan Administrator will maintain all shareholders’ accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Plan Administrator will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Plan Administrator will distribute all proxy solicitation materials to participating shareholders.
          In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners participating in the Plan, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder as representing the total number of common shares registered in the shareholder’s name and held for the account of beneficial owners participating in the Plan.
          Neither the Agent nor the Trust shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth in the Plan. Neither the Agent nor the Trust shall be liable under the Plan for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for a participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
          There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.
          Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Trust’s shares is higher than the net asset value, participants in the Plan will receive shares of the Trust for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. In addition, because the Trust does not redeem its shares, the price on resale may be more or less than the net asset value.
          The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.
          All correspondence concerning the Plan should be directed to the Plan Administrator, [                    ], at [address] [phone number].
U.S. FEDERAL INCOME TAX MATTERS
          The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Trust that acquires, holds and/or disposes of shares of the Trust, and reflects provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Trust and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Trust may be subject to state, local and foreign taxes.
          The Trust intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Trust to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Trust so qualifies and satisfies certain distribution requirements, the Trust (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Trust, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Trust anticipates meeting these distribution requirements.
          The Trust intends to make quarterly distributions of investment company taxable income after payment of the Trust’s operating expenses. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Trust pursuant to the Plan. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Trust. Distributions of the Trust’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Trust’s current and accumulated earnings and profits. Distributions of the Trust’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as long-term capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Trust’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Trust (assuming the shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). A corporation that owns Trust shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Trust. Trust dividend payments that are attributable to qualifying dividends received by the Trust from certain domestic corporations may be designated by the Trust as being eligible for the dividends received deduction for corporations. There can be no assurance as to what portion of Trust dividend payments may be classified as qualifying dividends eligible for reduced U.S. federal income tax rates if paid to non-corporate holders. With respect to the quarterly distributions of investment company taxable income described above, it may be the case that any “level load” distributions would result in a return of capital to the shareholder of the Trust. The determination of the character for U.S. federal income tax purposes of any distribution from the Trust (i.e., ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Trust’s taxable year. Certain distributions declared in October, November or December and paid the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. Generally, no later than 60 days after the close of its taxable year, the Trust will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions. Shareholders receiving distributions in the form of additional shares issued by the Trust will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will also equal the fair market value on the distribution date. Shareholders receiving distributions in the form of additional shares purchased by the Plan Administrator will be treated for federal income tax purposes as receiving the amount of cash received by the Plan Administrator on their behalf. In general, the basis of such shares will equal the price paid by the Plan Administrator for such shares. See “Distribution Policy” for a more complete description of such returns and the risks associated with them.
          Under current law, certain income distributions paid by the Trust to individual taxpayers may be taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period and other requirements are satisfied by the shareholder of the Trust with respect to its shares of the Trust, and the dividends are attributable to qualified dividends received by the Trust itself. For this purpose, “qualified dividends” means dividends received by the Trust from certain United States corporations and certain qualifying foreign corporations (see the Trust’s Statement of Additional Information regarding “qualified foreign corporations”), provided the Trust satisfies certain holding period and other requirements in respect of the stock of such corporations. Dividends received by the Trust from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Thereafter, the Trust’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken. In addition, without future Congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011. While certain income distributions to shareholders may qualify as qualified dividends, the Trust’s objective is to provide dividends regardless of whether they so qualify. As additional special rules apply to determine whether a distribution will be a qualified dividend, investors should consult their tax advisors. Investors should also see the “U.S. Taxes” section of the Trust’s Statement of Additional Information for more information relating to qualified dividends.
          Dividends and interest received, and gains realized, by the Trust on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Trust’s net assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Trust. Pursuant to the election, the Trust would treat those taxes as dividends paid to its shareholders and each shareholder (i) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (ii) would be required to treat such share of those taxes and of any dividend paid by the Trust that represents income from foreign or U.S. possessions sources as such shareholder’s own income from those sources, and, if certain conditions are met, (iii) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively use the foregoing information in calculating the foreign tax credit against U.S. federal income tax. The Trust will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.
          The Trust will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.
          The Trust will invest in REITs. A REIT is a corporation or a business trust that would otherwise be taxed as a corporation except that it meets certain requirements of the Code. In general, the Code permits a qualifying REIT to deduct dividends it pays, thereby effectively eliminating corporate level U.S. federal income tax and making the REIT a “pass-through” vehicle for U.S. federal income tax purposes. In order to qualify as a REIT, a company must meet certain income and distribution tests (among other items).
          The Trust’s investment in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Trust’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Trust’s basis in such REIT, the Trust will generally recognize gain. In part because REIT distributions often include non-taxable return of capital, Trust distributions to shareholders may also include a non-taxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Trust, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Trust shares, such shareholder will generally recognize capital gain.
          Shareholders of the Trust who sell their Trust shares will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) generally 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends). Without future Congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011. Any loss on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those shares. The use of capital losses is subject to limitations. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares will be disallowed to the extent those shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (whether through the reinvestment of distributions, which could occur, for example, if the shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.
          An investor should be aware that, if shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate shareholders of the Trust that have not provided their correct taxpayer identification number and other required certifications, may be subject to federal backup withholding tax on taxable distributions at a rate, as of the date of this prospectus, of 28%.
          An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.
          The Trust’s investments in options and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Trust, defer Trust losses, cause adjustments in the holding periods of securities held by the Trust, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Trust may be required to limit its activities in options to enable it to maintain its regulated investment company status.
          The Trust’s transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
          If the Trust borrows money, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Trust’s payments of dividends may prevent the Trust from meeting the distribution requirements, described above, and may, therefore, jeopardize the Trust’s qualification for taxation as a regulated investment company and possibly subject the Trust to the 4% excise tax. The Trust will endeavor to avoid restrictions on its ability to make dividend payments.
          The foregoing briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Trust’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.
DESCRIPTION OF CAPITAL STRUCTURE
          The Trust is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on November 9, 2007, as amended on May 29, 2009. The Trust’s Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of common shares. The Trust intends to hold annual meetings of its shareholders in compliance with the requirements of the NYSE.
Common Shares
          The Declaration of Trust, which has been filed with the SEC, permits the Trust to issue an unlimited number of full and fractional common shares of beneficial interest, no par value. Each share of the Trust represents an equal proportionate interest in the assets of the Trust with each other share in the Trust. Holders of common shares will be entitled to the payment of dividends when, as and if declared by the Board. The Trust intends to make a level dividend distribution each quarter to its shareholders after payment of fund operating expenses including interest on outstanding borrowings, if any. See “Distribution Policy”. Unless the registered owner of common shares elects to receive cash, all dividends declared on common shares will be automatically reinvested for shareholders in additional common shares of the Trust. See “Dividend Reinvestment Plan.” The 1940 Act may limit the payment of dividends to the holders of common shares. Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Trust, after paying or adequately providing for the payment of all liabilities of the Trust, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the trustees may distribute the remaining assets of the Trust among its shareholders. The shares are not liable to further calls or to assessment by the Trust. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Trust’s shareholders are not liable for any liabilities of the Trust. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.
          The Trust generally will not issue share certificates. However, upon written request to the Trust’s transfer agent, a share certificate will be issued for any or all of the full common shares credited to an investor’s account. Common share certificates that have been issued to an investor may be returned at any time. The Trust’s transfer agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. The transfer agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.
Credit Facility
          The Trust may enter into definitive agreements with respect to a credit facility to facilitate borrowings for emergency or extraordinary purposes. Such a facility is not expected to be convertible into any other securities of the Trust, outstanding amounts are expected to be prepayable by the Trust prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Trust may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Trust would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Trust may be required to pay commitment fees under the terms of any such facility.
          In addition, the Trust expects that such a credit facility would contain covenants that, among other things, likely will limit the Trust’s ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Trust may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Trust expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Trust will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms.
Preferred Shares
          The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (“preferred shares”), having no par value per share or such other amount as the Board may establish, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the common shareholders. The Board may, but has no current intent to, issue preferred shares.
          Under the requirements of the 1940 Act, the Trust must, immediately after the issuance of any preferred shares, have an asset coverage of at least 200%. Asset coverage means the ratio which the value of the total assets of the Trust, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Trust, if any, plus the aggregate liquidation preference of the preferred shares. If the Trust seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Trust’s Declaration of Trust) if and when it authorizes the preferred shares. The Trust may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Trust to lengthen such intervals. At times, the dividend rate as redetermined on the Trust’s preferred shares may approach or exceed the Trust’s return after expenses on the investment of proceeds from the preferred shares and the Trust’s leveraged capital structure would result in a lower rate of return to common shareholders than if the Trust were not so structured. If issued, preferred shares may be viewed as adding leverage to the Trust.
          In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Trust.
          Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Board until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the Rating Agency rating the preferred shares or if the Board determines it to be in the best interests of the common shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Board in other circumstances, for example, if one payment on the preferred shares is in arrears.
          If the Trust were to issue preferred shares, it is expected that the Trust would seek a AAA/Aaa credit rating for the preferred shares from a Rating Agency. In that case, as long as preferred shares are outstanding, the composition of its portfolio would reflect guidelines established by such Rating Agency. Although, as of the date hereof, no such Rating Agency has established guidelines relating to any such preferred shares, based on previous guidelines established by such Rating Agencies for the securities of other issuers, the Trust anticipates that the guidelines with respect to the preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines, which may be imposed in connection with obtaining a rating of the preferred shares, the Trust currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Trust maintain a portion of its assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by such Rating Agency will be more or less restrictive than as described in this prospectus.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST
          The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of the Board, and could have the effect of depriving the Trust’s shareholders of an opportunity to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. These provisions may have the effect of discouraging attempts to acquire control of the Trust, which attempts could have the effect of increasing the expenses of the Trust and interfering with the normal operation of the Trust. The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Trust’s shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A trustee may be removed from office without cause only by a written instrument signed or adopted by two-thirds of the remaining trustees or by a vote of the holders of at least two-thirds of the class of shares of the Trust that are entitled to elect a trustee and that are entitled to vote on the matter.
          The Declaration of Trust provides that the Trust may not merge with another entity, or sell, lease or exchange all or substantially all of its assets without the approval of at least two-thirds of the trustees and 75% of the affected shareholders.
          In addition, the Declaration of Trust requires the favorable vote of the holders of at least 80% of the outstanding shares of each class of the Trust, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of the Trust’s outstanding shares and their affiliates or associates, unless two-thirds of the Board has approved by resolution a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of outstanding shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of beneficial interest of the Trust. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; (ii) the issuance of any securities of the Trust to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan or pursuant to any offering in which such Principal Shareholder acquires securities that represent no greater a percentage of any class or series of securities being offered than the percentage of any class of shares beneficially owned by such Principal Shareholder immediately prior to such offering or, in the case of securities, offered in respect of another class or series, the percentage of such other class or series beneficially owned by such Principal Shareholder immediately prior to such offering); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (v) the purchase by the Trust, or any entity controlled by the Trust, of any common shares from any Principal Shareholder or any person to whom any Principal Shareholder transferred common shares.
          The Board has determined that provisions with respect to the Board and the 80% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of the Trust’s shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.
          The Trust may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the Board, including a majority of the independent trustees, then in office, (ii) the holders of not less than 50% of the Trust’s outstanding shares entitled to vote thereon and (iii) by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load.
ANNUAL TENDER OFFERS; OPEN-MARKET REPURCHASES OF SHARES
          Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of the Trust’s shareholders for the Trust to take corrective actions. The Board, in consultation with the Adviser, will review at least annually the possibility of open market repurchases for the common shares and will consider such factors as the market price of the common shares, the net asset value of the common shares, the liquidity of the assets of the Trust, the effect on the Trust’s expenses, whether such transactions would impair the Trust’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Trust’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake these actions or, if undertaken, that such actions will result in the Trust’s common shares trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the common shares might trade at a discount to net asset value and that any such discount may not be in the interest of the Trust’s shareholders, the Board, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount.
          In addition, beginning on [        ], 2009, and during each subsequent twelve-month period, the Board will authorize a tender offer for 5% of its outstanding shares if, for 75 consecutive trading days, the last trade price of the shares on the NYSE is less than 90% of the Trust’s net asset value on each day during such 75-day period. The tender offer will be made within 90 days of the 75th consecutive trading day on which the last trade price is less than 90% of the Trust’s net asset value. The Trust is obligated to make such a tender offer once, and only once, during each twelve-month period, regardless of whether the shares continue to trade at a discount during the remainder of such twelve-month period.
          Although tender offers may be beneficial to shareholders by potentially reducing the discount of the shares’ market price compared to their net asset value, the acquisition of common shares by the Trust will decrease the assets of the Trust. Therefore, tender offers are likely to increase the Trust’s expense ratio, may result in untimely sales of portfolio securities and may limit the Trust’s ability to participate in new investment opportunities. To the extent the Trust maintains a cash position to satisfy the tender offer, the Trust would not be fully invested, which may reduce the Trust’s investment performance. Furthermore, to the extent the Trust borrows to finance the making of tender offers by the Trust, interest on such borrowings will reduce the Trust’s net investment income.
          It is the Board’s policy, which may be changed by the Board, not to purchase shares pursuant to a tender offer if (i) such purchases would impair the Trust’s status as a regulated investment company under the Federal tax laws (which would cause the Trust’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or (ii) there is, in the Board’s sole discretion, any event or condition that would have a material adverse effect on the Trust or its shareholders if common shares tendered pursuant to the tender offer were purchased. Thus, although it is the Board’s intention to authorize the Trust to make annual tender offers under the conditions set forth above, there can be no absolute assurance that the Board will proceed with any tender offer. Consummating a tender offer may require the Trust to liquidate portfolio securities, and realize gains or losses, at a time when the Advisor would otherwise consider it disadvantageous to do so.
          Each tender offer, if any, would be made and shareholders would be notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended, either by publication or mailing or both. The repurchase of tendered shares by the Trust is a taxable event to shareholders. The Trust pays all costs and expenses associated with the making of any tender offer. Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a repurchase of shares pursuant to a tender offer.
UNDERWRITING
          The underwriters named below, acting through their representative, [                    ], are acting as underwriters in this offering. Subject to the terms and conditions contained in the underwriting agreement by and among the underwriters, the Adviser and the Trust, the underwriters have agreed to purchase from the Trust, and the Trust has agreed to sell to the underwriters, the number of common shares set forth opposite their names below.

Underwriter	Number of Common Shares
[ ]

          The underwriting agreement provides that the underwriters, severally and not jointly, are obligated to purchase, subject to certain conditions, all of the common shares being offered. The conditions contained in the underwriting agreement include requirements that (1) the representations and warranties made by the Trust and the Adviser to the underwriters are true; (2) there has been no material change in the financial markets; and (3) the Trust and the Adviser deliver customary closing documents to the underwriters.
          The Trust has agreed to indemnify the underwriters against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities; provided that such indemnification shall not extend to any liability or action resulting from the gross negligence or willful misconduct of the underwriters.
          The underwriters are offering the Trust’s common shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.
Commissions and Discounts
          The underwriters have advised the Trust that they propose initially to offer the common shares to the public at the public offering price on the cover page of this prospectus supplement and to dealers at that price less a concession not in excess of $           per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $           per share to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.
          The following table shows the per share and total public offering price, underwriting discount and proceeds before offering expenses to the Trust. The information assumes either no exercise or full exercise by the underwriters of the overallotment option.

	Per Share	Without Option	With Option
Public offering price	$20.00
Underwriting discount	$0.90
Proceeds, before offering expenses, to the Trust	$19.10
          The expenses of the offering, which are estimated to total $ (or $0.06 per common share), include $ as payment to Capital Real Estate Securities, LLC, an affiliate of the Adviser, for distribution assistance. The Adviser or an affiliate has agreed to pay the amount, if any, by which the Trust’s offering costs (other than the sales load) exceed $0.06 per common share.
Overallotment Option
          The Trust has granted an option to the underwriters to purchase up to an additional                      shares at the public offering price less the underwriting discount. The underwriters may exercise this option for 30 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, they will be obligated, subject to conditions contained in the underwriting agreement, to purchase such additional common shares, and the Trust will be obligated, pursuant to that option, to sell these common shares to the underwriters.
Lock-Up Agreement
          The Trust has agreed not to offer or sell any additional shares of common stock for a period of 90 days after the date of the underwriting agreement without first obtaining the written consent of [                    ], except for the sale of common stock to the underwriters pursuant to the underwriting agreement or common stock issued pursuant to the Trust’s dividend reinvestment plan. Specifically, the Trust has agreed, with certain limited exceptions, not to directly or indirectly
          • offer, pledge, sell or contract to sell any common shares;

          • sell any option or contract to purchase any common shares;
          • purchase any option or contract to sell any common shares;
          • grant any option, right or warrant for the sale of any common shares;
          • lend or otherwise dispose of or transfer any common shares;
          • file a registration statement related to the common shares, but not including any post-effective amendment to the current registration statement or a new registration statement in order to maintain a universal shelf registration statement; or
          • enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any common shares, whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.
New York Stock Exchange Listing
          An application has been filed to list the common shares on the NYSE under the ticker symbol “RET.”
Price Stabilization, Short Positions
          Until the distribution of the common shares is completed, SEC rules may limit the underwriters and selling group members from bidding for and purchasing the Trust’s common shares. However, the underwriters may engage in transactions that stabilize the price of the common shares, such as bids or purchases to peg, fix or maintain that price.
          In connection with the offering, the underwriters may purchase and sell the Trust’s common shares in the open market. These transactions may include short sales, purchases on the open market to cover positions created by short sales and stabilizing transactions. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. “Covered” short sales are sales made in an amount not greater than the underwriters’ option to purchase additional shares in the offering. The underwriters may close out any covered short position by either exercising their overallotment option or purchasing shares in the open market. In determining the source of common shares to close out the covered short position, the underwriters will consider, among other things, the price of common shares available for purchase in the open market compared to the price at which they may purchase common shares through the overallotment option. “Naked” short sales are sales in excess of the overallotment option. The underwriters must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of common shares made by the underwriter in the open market prior to the completion of the offering.
          Similar to other purchase transactions, the underwriters’ purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the Trust’s common shares or preventing or retarding a decline in the market price of the common shares. As a result, the price of the Trust’s common shares may be higher than the price that might otherwise exist in the open market.
          Neither the Trust nor the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Trust’s common shares. In addition, neither we nor the underwriters make any representation that the underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.
Other Relationships
          Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Trust. To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, an underwriter may from time to time act as a broker or dealer and receive fees in connection with the execution of the Trust’s portfolio transactions after an underwriter has ceased to be an underwriter and, subject to certain restrictions, may act as a broker while it is an underwriter.
Electronic Distribution
          This prospectus in electronic format may be made available on the Internet sites or through other online services maintained by the underwriters or their affiliates. In those cases, prospective investors may view offering terms online and prospective investors may be allowed to place orders online. The underwriters may allocate a specific number of common shares for sale to online brokerage account holders. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations.
          Other than this prospectus in electronic format, the information on the underwriters’ web sites and any information contained in any other web site maintained by the underwriters are not part of this prospectus or the registration statement of which this prospectus forms a part, and have not been approved and/or endorsed by the Trust and should not be relied upon by prospective investors.
Addresses
          [                    ] principal office is located at [                         ].
LEGAL MATTERS
          Certain legal matters in connection with the common shares will be passed upon for the Trust by Blank Rome LLP, New York, New York, and for the underwriters by [                    ].
REPORTS TO SHAREHOLDERS
          The Trust will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          [                         ] is the independent registered public accounting firm for the Trust and will audit the Trust’s financial statements. [                    ] is located at [                    ].

ADDITIONAL INFORMATION
          The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC (file No. 333-148241). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

THE TRUST’S PRIVACY POLICY
          The following is a description of the Trust’s policies regarding disclosure of nonpublic personal information that you provide to the Trust or that the Trust collects from other sources. In the event that you hold shares of the Trust through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties
          CATEGORIES OF INFORMATION THE TRUST COLLECTS. The Trust collects the following nonpublic personal information about you:
          1. Information from the Consumer: this category includes information the Trust receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address phone number, social security number, assets, income and date of birth); and
          2. Information about the Consumer’s transactions: this category includes information about your transactions with the Trust, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).
          CATEGORIES OF INFORMATION THE TRUST DISCLOSES. The Trust does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Trust is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Trust’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.
          CONFIDENTIALITY AND SECURITY. The Trust restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Trust maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Global Real Estate Opportunity Trust
Shares
Common Shares of Beneficial Interest

PROSPECTUS
, 2009

[                                  ]

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION DATED JUNE 3, 2009
STATEMENT OF ADDITIONAL INFORMATION
, 2009
Global Real Estate Opportunity Trust
8400 East Crescent Parkway, Suite 600
Greenwood Village, Colorado 80111
          This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus of Global Real Estate Opportunity Trust (the “Trust”), dated, 2009 (the “Prospectus”), as it may be supplemented from time to time. Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This statement of additional information does not include all information that a prospective investor should consider before purchasing the Trust’s securities.
          You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Trust’s securities. A copy of the Prospectus may be obtained without charge by calling the Trust toll-free at (866) 622-3864 or by visiting the Trust’s Internet web site at www.globalfund1000.com. Information on the Trust’s website is not incorporated herein by reference. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The Trust’s filings with the SEC are also available to the public on the SEC’s Internet web site at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-0102.

Investment Policies	B-2
Management	B-4
Code of Ethics	B-8
Proxy Voting Policy	B-8
Investment Advisory and Other Services	B-9
Portfolio Manager	B-10
Allocation of Brokerage	B-10
U.S. Taxes	B-12
Other Information	B-16
Independent Registered Public Accounting Firm	B-17

INVESTMENT POLICIES
Fundamental Policies
          The Trust’s investment objective is fundamental and, therefore, may not be changed without the approval of a majority of the Trust’s outstanding common shares.
          In addition to the Trust’s investment objective, the following investment restrictions of the Trust are designated as fundamental policies and as such may not be changed without the approval of a majority of the Trust’s outstanding common shares.
Concentration in the Real Estate Industry. Under normal circumstances, the Trust will invest at least 80% of its net assets in publicly-traded real estate investment trusts (collectively with their foreign equivalents, “REITs”) and other real estate securities. For purposes of this 80% policy, “real estate securities” means the securities of any issuer that derives at least 50% of its gross revenues or net profits from either (i) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (ii) products or services related to the real estate industry, like building supplies or mortgage servicing.
Concentration in Any One Industry Other than Real Estate. Other than as set forth above in “Concentration in the Real Estate Industry,” the Trust may not invest 25% or more of its net assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to U.S. Government securities.
Global Investment. Under normal circumstances, the Trust will invest at least 40% of its net assets in the securities of issuers located in at least three countries
Diversification. With respect to 75% of its net assets, the Trust may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the value of the Trust’s net assets would be invested in the securities of any one issuer, or the Trust would own more than 10% of the voting securities of any one issuer.
Underwriting. The Trust will not underwrite any issue of securities except as it may be deemed an underwriter under the 1933 Act in connection with the sale of securities in accordance with its investment objective, policies and limitations.
Interests in Oil, Gas or Other Mineral Exploration or Development Programs. The Trust may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.
Borrow Money. The Trust may borrow money from banks or other financial institutions for extraordinary or emergency purposes to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”).
Senior Securities. The Trust may not issue senior securities as defined by the 1940 Act, other than preferred shares, which immediately after issuance will have asset coverage of at least 200%.
Short Sales. The Trust may not sell a security short if, as a result of such sale, the current value of securities sold short by the Trust would exceed 20% of the value of the Trust’s net assets; provided, however, if the Trust owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales “against the box”), this limitation is not applicable. The Trust will maintain sufficient segregated liquid assets to cover any short positions it takes. The Trust has no current intention to sell securities short. The sale of a covered call option is not considered a short sale for purposes of this policy.
Lending of Funds and Securities. To generate additional income, the Trust may lend up to 33% of its net assets. The Trust receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Trust. However, there can be no assurance the Trust can recover this amount. The Trust has no current intention to participate in securities lending or otherwise lend its assets.
Commodities. The Trust may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit the Trust from purchasing and selling financial futures contracts and related options, including but not limited to, currency futures contracts. The Trust has no current intention to purchase or sell financial futures contracts or related options.
Real Estate. The Trust may not purchase or sell real estate or real estate mortgage loans but will invest in REITs and the securities of real estate industry companies and other companies that deal in real estate, and in securities secured by real estate or interests therein. In addition, the Trust may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Trust’s ownership of such securities.
Pledging Assets. Other than as set forth above in “Lending of Funds and Securities” and except to secure permitted borrowing and to implement collateral and similar arrangements incident to permitted investment activities, the Trust may not pledge, mortgage, hypothecate or otherwise encumber its assets.
Non-Fundamental Policies
          The following policies of the Trust are non-fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without the approval of the Trust’s shareholders.
Purchase of Securities on Margin. The Trust may not purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by the Trust of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.
Joint Trading. The Trust may not participate on a joint or joint and several basis in any trading account in any securities. (The “bunching” of orders for the purchase or sale of portfolio securities with the Adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)
Investing in Securities of Other Investment Companies. The Trust may invest in securities of other investment companies provided that the Trust will limit its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Trust, or its affiliated persons, as a whole in accordance with the 1940 Act and applicable federal securities laws. The Trust has no current intention to purchase securities of other investment companies.
Options. The Trust may write (sell) covered call options as set forth in the Prospectus. Although it currently has no intent to do so, the Trust, with respect to up to 5% of its net assets, may purchase put options, write (sell) put options on securities and purchase call options on securities.
Futures Contracts. The Trust may purchase financial futures contracts and related options for speculative or for “bona fide hedging” purposes, provided that aggregate initial margin deposits plus premiums paid by the Trust for open futures options positions, less the amount by which any such positions are “in-the-money,” may not exceed 5% of the Trust’s net assets. The Trust has no current intention to purchase for financial futures contracts and related options.
          If a percentage limitation set forth in an investment policy or restriction of the Trust is adhered to at the time of investment or at the time the Trust engages in a transaction, a subsequent increase or decrease in percentage resulting from a change in value of an investment or position, or a change in the net assets of the Trust, will not result in a violation of such restriction; provided, however, that the asset coverage requirement applicable to borrowings and the limitation on investment in illiquid securities shall each be maintained in the manner contemplated by applicable law.

          For purposes of its policies and limitations, the Trust considers certificates of deposit and demand and time deposits issued by a domestic or foreign bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”
MANAGEMENT
          The Board has the responsibility for the overall management of the Trust, including general supervision and review of the Trust’s investment activities and its conformity with Delaware law and the policies of the Trust. The Board elects the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.
          The Trustees, including the members of the Board who are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”), and executive officers of the Trust, their ages and principal occupations during the past five years are set forth below. The address of each trustee and officer is 8400 East Crescent Parkway, Suite 600, Greenwood Village, Colorado 80111.
Independent Trustees

			# of
	Position(s)		Portfolios
	Held with	Principal Occupation	in Trust	Other Directorships
Name and Age	the Trust	During Past Five Years	Complex*	Held by Trustee
Anthony J. Hertl (58)	Trustee since 2008 (Class II)	Consultant to small and emerging businesses.	1	Satuit Capital Management Trust; Z-Seven Fund; Northern Lights Fund Trust; Northern Lights Variable Trust; AdvisorOne Funds; and Greenwich Advisors Select India Fund
James S. Vitalie (49)	Trustee since 2009 (Class I)	Vice President, Old Mutual Capital.	1	None
Walter S. Schacht (71)	Trustee since 2008 (Class III)	Private Investor.	1	International Diagnostics Corp.

*	Trust Complex includes only the Trust.

Interested Trustees

			# of
	Position(s)		Portfolios in	Other
	Held	Principal Occupation	Trust	Directorships Held
Name and Age	with the Trust	During Past Five Years	Complex**	by Trustee
Myron D. Winkler (75)	Trustee since inception (Class III), Chairman of the Board	Chairman and CEO, Global Real Estate Fund Management LLC (the Trust’s investment adviser), 2008-present; Private Investor with a focus in REITs.	1	None

Randy S. Lewis (45)	Trustee since 2008 (Class II), Secretary, Treasurer and Chief Compliance Officer	Senior Vice President, Global Real Estate Fund Management LLC (the Trust’s investment adviser), 2008-present; Consultant, Frederick Ross Company (commercial real estate), 2004-present; President and Chief Executive Officer of Capital Real Estate Securities, 2008-present; Registered Representative, Welton Street Investments, 2005-Present; National Vice President of Sales & Customer Support, DI Graphics, 2001-2004.	1	None

*	Trust Complex includes only the Trust.

          In addition to Mr. Winkler and Mr. Lewis, the table below identifies the Trust’s executive officer(s).
Officers

# of
	Position(s)		Portfolios
	Held with	Principal Occupation	in Trust	Other Directorships
Name and Age	the Trust	During Past Five Years	Complex*	Held by Trustee
Andrew J. Duffy (51)	President	President and Portfolio Manager, Global Real Estate Fund Management LLC (the Trust’s investment adviser), 2009-present; Portfolio Manager, Citigroup Principal Strategies, 2008-2009; Co-Portfolio Manager, Hunter Global Investors LP, 2006-2008; Portfolio Manager, TIAA-CREF, 1999 — 2006	1	N/A

*	Trust Complex includes only the Trust.

Board Committees
          The Board has two standing committees as described below:

Members	Description of Functions	Meetings
Audit Committee

Anthony J. Hertl James S. Vitalie Walter S. Schacht	Responsible for advising the full Board with respect to accounting, auditing, ethics and financial matters affecting the Trust.	The audit committee will meet at least twice annually.

Nominating & Corporate Governance Committee

Anthony J. Hertl James S. Vitalie Walter S. Schacht	Responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. Also responsible for corporate governance compliance.	The nominating & corporate governance committee will meet as necessary.
          The Board may from time to time establish additional committees as deemed in the best interest of the Trust.
Trustee Ownership of Trust Shares; Control Person
          As of the date of this SAI, the Trustees and officers of the Trust as a group owned [                    ] of the outstanding shares of the Trust. On [                    ], 2009, [                    ] purchased $[                    ] in shares of the Trust at an initial subscription price of $19.10 per share and was the sole shareholder as of this date.

          Set forth below is the dollar range of equity securities beneficially owned by each trustee of the equity securities of the Trust, which is the only registered investment company in the family of investment companies currently overseen by the trustees, as of December 31, 2008:
Amount Invested Key
A.	$1-$10,000

B.	$10,001-$50,000

C.	$50,001-$100,000

D.	over $100,000

	Dollar Range of	Aggregate Dollar Range of Equity Securities in all Registered
	Trust Shares	Investment Companies Overseen by Trustee in Trust
Name	Owned*	Complex**
Independent Trustees	[____]	[____]
Anthony J. Hertl	[____]	[____]
James S. Vitalie	[____]	[____]
Walter S. Schacht	[____]	[____]
Interested Trustees	[____]	[____]
Myron D. Winkler	[____]	[____]
Randy S. Lewis	[____]	[____]

*	As of the date of this SAI, the trustees and officers of the Trust owned [ ] of the outstanding shares of the Trust.

**	Trust Complex includes only the Trust.

          As of December 31, 2008, none of the Independent Trustees (or any of their immediate family members) owned beneficially or of record any class of securities of the Adviser or principal underwriter of the Trust or any person controlling, controlled by or under common control with the Adviser or principal underwriter of the Trust.
          During the calendar years ended December 31, 2007 and December 31, 2008, none of the Independent Trustees (or their immediate family members) had:

1.	Any direct or indirect interest in the Adviser or the principal underwriter of the Trust or any person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Trust;

2.	Any direct or indirect material interest, in which the amount involved exceeded $120,000, in any transaction or series of similar transactions with (i) the Trust; (ii) another fund managed by the Adviser, or distributed by the principal underwriter of the Trust or a person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Trust; (iii) the Adviser or the principal underwriter of the Trust; (iv) a person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Trust; or (v) an officer of any of the above; or

3.	Any direct or indirect relationship, in which the amount exceeded $120,000, with (i) the Trust; (ii) another fund managed by the Adviser, or distributed by the principal underwriter of the Trust or a person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Trust; (iii) the Adviser or the principal underwriter of the Trust; (iv) a person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Trust; or (v) an officer of any of the above.

          During the calendar years ended December 31, 2007 and December 31, 2008, no officer of the Adviser or the principal underwriter of the Trust or any person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Trust served on the board of directors of a company where an Independent Trustee of the Trust or any of their immediate family members served as an officer.
Compensation
          The Trust will pay an annual fee in the amount of $10,000 to each Trustee who is not an officer or employee of the Adviser (or any affiliated company of the Adviser). All trustees are reimbursed by the Trust for all reasonable out-of-pocket expenses incurred relating to attendance at meetings of the Board or committee meetings.
          The table set forth below includes information regarding compensation from the Trust for each of the trustees. None of the officers of the Trust receive compensation from the Trust, nor does any person affiliated with the Trust receive compensation in excess of $60,000 from the Trust.

		Pension or Retirement	Estimated	Total Compensation
	Aggregate	Benefits Accrued As	Annual Benefits	from Trust and
	Compensation	Part of Trust	Upon	Trust Complex Paid
Name	from Trust*	Expenses	Retirement	to Trustees**
Myron D. Winkler	$0	$0	$0	$0
Randy S. Lewis	$0	$0	$0	$0
Anthony J. Hertl	$10,000	$0	$0	$10,000
James S. Vitalie	$5,000	$0	$0	$5,000
Walter S. Schacht	$10,000	$0	$0	$10,000

*	The amounts set forth in this column are the estimated future payments that each trustee is expected to receive from the Trust for the fiscal year ending September 30, 2009.

**	The amounts set forth in this column includes estimated amounts expected to be paid to each trustee by the Trust Complex for the fiscal year ending September 30, 2009. The Trust Complex includes only the Trust.

CODE OF ETHICS
          The Trust and the Adviser each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Section 204A and Rule 204A-1 of the Investment Advisers Act, respectively. The Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees of the Trust or the Adviser (“Access Persons”), as applicable. The Code of Ethics is designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. The Code of Ethics permits Access Persons to trade securities for their own accounts, including securities that may be purchased or held by the Trust, and generally requires them to report their personal securities. The Code of Ethics will be included as an exhibit to the Trust’s registration statement, which will be on file with the SEC, and available as described on the cover page of this SAI.
PROXY VOTING POLICY
          The Board has delegated the voting of proxies with respect to securities owned by the Trust to the Adviser. The Adviser will vote such proxies in a manner that it deems to be in the best interests of the Trust and its shareholders. A copy of the Adviser’s proxy voting policies and procedures, including procedures to be used when a vote presents a conflict of interest, are attached as Appendix A to this SAI. The Trust’s voting record for the most recent 12-month period ending [                    ] will be available (i) without charge, upon request, by calling toll-free (866) 622-3864 and (ii) in the Trust’s reports to be filed with the SEC and available on the SEC’s web site at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES
          The management of the Trust is supervised by the trustees. Global Real Estate Fund Management LLC provides investment advisory services to the Trust pursuant to an investment management agreement entered into with the Trust (the “Investment Management Agreement”).
          The Adviser, located at 8400 East Crescent Parkway, Suite 600, Greenwood Village, Colorado 80111, is a newly formed Colorado limited liability company. It was formed in November 2007 for the purpose of providing investment advisory and management services to investment companies. All membership interests in the Adviser are owned by Real Estate Securities Partners LLC. Myron D. Winkler, Randy S. Lewis and Andrew J. Duffy are the managing members of Real Estate Securities Partners LLC. Mr. Winkler is also an Interested Trustee and Chairman of the Board. Mr. Lewis is also an Interested Trustee, Secretary, Treasurer and Chief Compliance Officer of the Trust. Mr. Duffy is also the Trust’s President and portfolio manager.
          The Investment Management Agreement was approved by the trustees, including a majority of the Independent Trustees, on May 12, 2008, and by the Trust’s initial shareholder on [___]. The Investment Management Agreement has an initial term of two years. The Investment Management Agreement may be continued in effect from year to year after its initial term, provided that its continuance is approved annually by the trustees or by a majority of the outstanding voting shares of the Trust, and in each case is also approved by a majority of the Independent Trustees by vote cast in person at a meeting duly called for the purpose of voting on such approval.
          Under the Investment Management Agreement, the Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to the Trust’s portfolio of investments. In addition, the Adviser performs a variety of administrative services for the Trust. The Trust bears all of its other expenses and liabilities, including expenses incurred in connection with maintaining its registration under the 1933 Act and the 1940 Act, state qualifications, if any, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholders’ meetings and reports to shareholders.
          The annual percentage rate of the management fee of the Trust is set forth in the Prospectus.
          The Investment Management Agreement is terminable, without the payment of any penalty, on sixty days’ written notice, by a vote of the holders of a majority of the Trust’s outstanding shares, by a vote of a majority of the trustees of the Trust or by the Adviser. The Investment Management Agreement provides that it will automatically terminate in the event of its assignment. The Investment Management Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.
Approval of the Investment Management Agreement
          A discussion regarding the basis for the approval of the Trust’s Investment Management Agreement by the Board will be available in the Trust’s annual report to shareholders for the period ending September 30, 2009.
Administrative and Custody Services
          Under the Administration, Accounting Services and Shareholder Services Agreement, JP Morgan Chase Bank, N.A. (the “Administrator”), located at 303 Broadway, Suite 900, Cincinnati, Ohio 45202, is responsible for generally managing the administrative affairs, calculating the net asset value of the common shares of the Trust and providing custody services to the Trust. For its administration services, the Administrator is entitled to receive from the Trust an annual fee equal to 0.05% of the Trust’s average daily net assets on Trust assets up to and including $100 million, subject to an annual minimum fee of $70,000, 0.04% of the Trust’s net assets above $100 million up to and including $200 million and 0.03% of the Trust’s net assets above $200 million. For its custody services, the Administrator is entitled to receive from the Trust an annual fee equal to 0.01% of the Trust’s average daily net assets on Trust assets up to $400 million, subject to an annual minimum fee of $30,000, for domestic assets. In addition, transaction fees are charged on foreign assets. The fee is decreased on Trust assets above $400 million. The Administrator will furnish to the Trust all office facilities, equipment and personnel for administration of the Trust. The Administrator will compensate all Administrator personnel who perform administrative services for the Trust. Administrative services provided by the Administrator include preparation and filing of documents required to comply with federal and state securities laws, custody services, supervising the activities of the Trust’s transfer agent, providing assistance in connection with the trustees and shareholders’ meetings and other administrative services necessary to conduct the Trust’s business.
Independent Public Accounting Firm and Transfer Agent
          Information regarding the Trust’s transfer agent and independent public accounting firm is described in the Prospectus.
PORTFOLIO MANAGER
          Mr. Andrew J. Duffy is the portfolio manager responsible for the day-to-day management of the Trust (the “Portfolio Manager”). As of June 3, 2009, Mr. Duffy did not manage any other registered investment companies, other pooled investments or other accounts.
Compensation.
          Mr. Duffy will receive compensation for his services as Portfolio Manager in the form of a salary paid by the Adviser that is a guaranteed minimum amount for an initial period and then a fixed percentage net assets of the Trust.
Conflicts of Interest
          The Adviser, including Mr. Duffy specifically, may in the future manage additional registered investment companies, private accounts and unregistered private investment funds which may or may not have similar strategies to that of the Trust. This may give rise to potential conflicts of interest in connection with the management of the Trust’s investments on the one hand and the investments of the other accounts on the other. A possible conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Trust trades, whereby the Portfolio Manager could use this information to the advantage of another account and to the disadvantage of the Trust. In addition, the Portfolio Manager could potentially favor one account over another, including the Trust.
Securities Owned in the Trust by Portfolio Manager.
          As of the date of this SAI, the Portfolio Manager owned [                    ] shares of the Trust.
ALLOCATION OF BROKERAGE
          Decisions regarding the placement of orders to purchase and sell investments for the Trust are made by the Adviser, subject to the supervision of the trustees. A substantial portion of the transactions in equity securities for the Trust will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States and some foreign exchanges, these commissions are negotiated. However, on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Trust may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.
          It is anticipated that most purchase and sale transactions involving fixed income securities, if any, will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally effected on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.
          The policy of the Trust regarding transactions for purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Trust and the Adviser from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser may rely on its experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.
          In seeking to implement the Trust’s policies, the Adviser will place transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions consistent with the Adviser’s best execution policies. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research or research related services to the Trust or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; appraisals or evaluations of securities; supplemental investment and market research; and security and economic analysis. While such services are useful and important in supplementing their own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.
          The Adviser expects to receive extensive research from Green Street Advisors, Newport Beach, California, and potentially from other firms active in generating real estate securities research. The Adviser further expects to execute a large percentage of the Trust’s portfolio transactions with these firms. The Adviser intends to pay for this research using “soft dollars” generated by the Trust’s portfolio transactions, provided, that such services fall within the safe harbor provided by Section 28(e) of the United States Securities Exchange Act of 1934, as amended. This safe harbor permits investment managers who use soft dollars generated by their advised accounts to obtain investment research and brokerage services that provide lawful and appropriate assistance to the Adviser in the performance of investment decision-making responsibilities. The term “soft dollars” refers to the receipt by an investment manager of products and services provided by brokers without any cash payment by the investment manager, based on the volume of revenues generated from brokerage commissions for transactions executed for clients of the investment manager. The products and services available from brokers that fall within the safe harbor include both internally generated items (such as research reports prepared by employees of the broker) as well as items acquired by the broker from third parties (such as software that provides analyses of securities portfolios).
          The availability of these benefits may influence the Adviser to select one broker rather than another to perform services for the Trust. Nevertheless, the Adviser will seek to attempt to assure either that the fees and costs for services provided to the Trust by brokers offering these benefits are not materially greater than services that would be performed by equally capable brokers not offering such services or that the Trust also will benefit from the services.
          In addition, the use of brokerage commissions to obtain investment research services may create a conflict of interest between the Adviser and the Trust because the Trust will pay for such products and services that are not exclusively for the benefit of the Trust, but rather may be primarily for the benefit of the Adviser. To the extent that the Adviser is able to acquire these products and services without expending its own resources (including investment management fees paid by the Trust), the Adviser’s use of “soft dollars” would tend to increase the Adviser’s profitability. The availability of these non-monetary benefits may influence the Adviser to select one broker rather than another to perform services for the Trust.
          Subject to the requirement that the Adviser shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, the Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Trust or of other investment companies sponsored by the Adviser, if any. This policy is not inconsistent with a rule of the Financial Industry Regulatory Authority (“FINRA”), which provides that no firm which is a member of the FINRA shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

Portfolio Turnover.
          The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. It is anticipated that the Trust’s portfolio turnover rate will ordinarily be between 80% and 120%. The portfolio turnover rate is not expected to exceed 120%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Trust generally does not intend to trade for short-term profits, the Trust may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Trust. Higher rates of portfolio turnover (100% or more) would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “U.S. Taxes” and “U.S. Federal Income Tax Matters” in the Prospectus.
U.S. TAXES
          The following is a summary discussion of the material U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of shares of the Trust. This discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. In addition, the discussion does not address any state, local or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations (possibly with retroactive effect). No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the specific tax consequences to them of investing in the Trust, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.
          The Trust intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Trust must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income from interests in “qualified publicly traded partnerships” (as defined in the Code); (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Trust’s net assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust’s net assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust’s net assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer; (II) any two or more issuers that the Trust controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code); and (iii) distribute at least 90% of its investment company taxable income (as defined in the Code, but without regard to the deduction for dividends paid) for such taxable year in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income tax. For purposes of the 90% of gross income requirement described above, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Trust’s business of investing in stock or securities (or options and futures with respect to stock or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Trust’s foreign currency gains as non-qualifying income. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Trust will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.
          In order to avoid incurring a U.S. federal excise tax obligation, the Code requires that the Trust distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized capital gain over its realized capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from previous years (as previously computed) that were not paid out during such years and on which the Trust paid no U.S. federal income tax.
          If the Trust does not qualify as a RIC for any taxable year, the Trust’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as “qualified dividends” as discussed below, in the case of individual shareholders provided certain holding period and other requirements are met, as described below. In addition, in order to requalify for taxation as a RIC, the Trust may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
          Distributions from the Trust, except in the case of distributions of qualified dividend income or capital gain dividends, as described below, generally will be taxable to shareholders as ordinary dividend income to the extent of the Trust’s current and accumulated earnings and profits. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Trust.
          If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in newly issued shares of the Trust, the shareholder will generally be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.
          Under current law, certain income distributions paid by the Trust to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (generally 15% for individuals). Without future Congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011. This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Trust itself. For this purpose, “qualified dividend income” means dividends received by the Trust from certain United States corporations and qualifying foreign corporations, provided that the Trust satisfies certain holding period and other requirements in respect of the stock of such corporations. For these purposes, a “qualified foreign corporation” means any foreign corporation if (i) such corporation is incorporated in a possession of the United States, (ii) such corporation is eligible for benefits of a qualified comprehensive income tax treaty with the United States and which includes an exchange of information program, or (iii) the stock of such corporation with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A “qualified foreign corporation” does not include any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company” (as defined in the Code). In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Trust from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Thereafter, the Trust’s dividends, other than Capital Gain Dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.
          A dividend will not be treated as qualified dividend income (whether received by the Trust or paid by the Trust to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (or fewer than 91 days during the associated 181-day period in the case of certain preferred stocks) (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Trust, other than qualified dividend income and Capital Gains Dividends, are taxed as ordinary income, at rates currently up to 35%.
          We cannot assure you as to what percentage of the dividends paid on the shares will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.
          The Trust’s investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Trust and, in order to avoid a tax payable by the Trust, the Trust may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Trust may make required distributions to its shareholders.
          Investments in lower rated or unrated securities may present special tax issues for the Trust to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Trust’s taking certain positions in connection with ownership of such distressed securities.
          Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Trust is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.
          Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Trust accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Trust actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
          Dividends and interest received, and gains realized, by the Trust on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Trust’s net assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service (the “IRS”) that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Trust. Pursuant to the election, the Trust would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Trust that represents income from foreign or U.S. possessions sources as such shareholder’s own income from those sources, and, if certain conditions are met, (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively use the foregoing information in calculating the foreign tax credit against federal income tax (but IRA accounts may not be able to use the foreign tax credit). The Trust will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. The rules relating to the foreign tax credit are complex. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.
          If the Trust acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Trust could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Trust is timely distributed to its shareholders. The Trust would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Trust to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash and would require certain information to be furnished by the foreign corporation, which may not be provided. These investments could also result in the treatment of associated capital gains as ordinary income. The Trust may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Dividends paid by passive foreign investment companies will not qualify as qualified dividend income eligible for taxation at reduced tax rates.
          If the Trust utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Trust’s payments of dividends may prevent the Trust from meeting the distribution requirements, described above, and may, therefore, jeopardize the Trust’s qualification for taxation as a RIC and possibly subject the Trust to the 4% excise tax. The Trust will endeavor to avoid restrictions on its ability to make dividend payments.
          The sale, exchange or redemption of Trust shares may give rise to a gain or loss. Such gain or loss would generally be treated as capital gain or loss if the Trust shares are held as a capital asset. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Trust shares will be treated as short-term capital gain or loss. Long-term capital gain rates applicable to individuals have been reduced, in general, to a maximum rate of 15%; however, such rate is set to expire after December 31, 2010 absent further legislation. Any loss realized upon the sale or exchange of Trust shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. The use of capital losses is subject to limitations. In addition, all or a portion of a loss realized on a redemption or other disposition of Trust shares may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other substantially identical shares (whether through the reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.
          Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Trust pursuant to the reinvestment privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.
          Dividends and distributions on the Trust’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Trust’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Trust’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Trust’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Trust may be “spilled back” and treated as paid by the Trust (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will nevertheless be treated as having received such dividends in the taxable year in which the distributions were actually made.

          Amounts paid by the Trust to individuals and certain other shareholders who have not provided the Trust with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service as well as shareholders with respect to whom the Trust has received certain information from the IRS or a broker may be subject to “backup” withholding of federal income tax arising from the Trust’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, currently equal to 28%. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.
          Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Trust’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder generally must file with the IRS a disclosure statement on Form 8886 except to the extent such losses are from assets that have a qualifying basis and meet certain other requirements. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
          The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Trust.
          The Trust will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction and qualified dividend income) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, the Trust intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction and dividends derived from qualified dividend income, if any, between its common shares and preferred shares, if any, in proportion, if any, to the total dividends paid out of earnings or profits to each class with respect to such tax year.
State And Local Taxes
          Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Trust.
OTHER INFORMATION
          The Trust is an organization of the type commonly known as a “Delaware statutory trust.” Under Delaware law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) contains an express disclaimer of shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust. The Trust has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Trust is remote.
          The Declaration of Trust provides that the trustees will not be liable for actions taken in good faith in the reasonable belief that such actions were in the best interests of the Trust or, in the case of any criminal proceeding, as to which a trustee did not have reasonable cause to believe that such actions were unlawful; but nothing in the Declaration of Trust protects a trustee against any liability to the Trust or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any trustees.

          The Declaration of Trust provides that no person shall serve as a trustee if shareholders holding a majority of the outstanding shares have removed him from that office either by a written declaration filed with the Trust’s custodian or by votes cast at a meeting called for that purpose. Information about anti-takeover provisions in the Declaration of Trust is discussed in the Prospectus under “Anti-Takeover Provisions in the Declaration of Trust.” The Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC. The complete Registration Statement may be obtained as described on the cover page of this SAI.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     [          ] is the independent registered public accounting firm for the Trust and will provide audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the SEC.

APPENDIX A
GLOBAL REAL ESTATE MANAGEMENT, LLC
PROXY VOTING POLICY
[To come]

PART C
OTHER INFORMATION
Item 25. Financial Statements and Exhibits
(1) Financial Statements (included in Part B)
Report of Independent Registered Public Accounting Firm*
Statement of Assets and Liabilities*
Notes to Statement of Assets and Liabilities*
(2) Exhibits

(a)(i)	Certificate of Trust**
(a)(ii)	Certificate of Amendment to the Certificate of Trust
(a)(iii)	Amended and Restated Agreement and Declaration of Trust
(b)	Amended and Restated Bylaws
(c)	Not applicable
(d)	Form of Share Certificate*
(e)	Dividend Reinvestment Plan*
(f)	Not applicable
(g)	Investment Management Agreement*
(h)(i)	Form of Underwriting Agreement*
(i)	Not applicable
(j)(i)	Form of Domestic Custody Agreement*
(j)(ii)	Form of Global Custody Rider to Domestic Custody Agreement*

(k)(i)	Form of Administration, Accounting Services and Shareholder Services Agreement*

(k)(ii)	Form of Transfer Agency Agreement*

(l)	Opinion and Consent of Blank Rome LLP*
(m)	Not applicable
(n)	Consent of Independent Auditor*
(o)	Not applicable
(p)	Initial Subscription Agreement*
(q)	Not applicable
(r)	Code of Ethics of the Fund and the Adviser *

*	To be filed by amendment.

**	Previously filed as an exhibit to the Fund’s initial registration statement filed on Form N-2 on December 21, 2007.
Item 26. Marketing Arrangements
     Form of Underwriting Agreement to be filed by amendment as Exhibit 2(h)(i).
Item 27. Other Expenses of Issuance and Distribution
     The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$	[ ]
FINRA Fees		[ ]
NYSE Fees		[ ]
Printing (Other than Certificates)		[ ]

Engraving and Printing Certificates		[ ]
Accounting Fees and Expenses		[ ]
Legal Fees and Expenses		[ ]
Miscellaneous Expenses		[ ]
Total	$	[ ]
Item 28. Persons Controlled by or Under Common Control With Registrant
     None.
Item 29. Number of Holders of Securities
     Set forth below is the number of record holders as of [               ], 2009 of each class of securities of the Registrant:

Number of Record
Title of Class	Holders
Common Shares of Beneficial Interest	[___]
Item 30. Indemnification
     Article IV of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides as follows:
     4.1 No Personal Liability of Shareholders, Trustees, etc.
     No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the General Corporation Law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer of the Trust, as such, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.
     4.2 Mandatory Indemnification.
     (a) The Trust shall indemnify the Trustees and officers of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

     (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder.
All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.
     (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.
     (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.
     (e) Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law provided that such indemnification has been approved by a majority of the Trustees.
     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
     4.3 No Duty of Investigation; Notice in Trust Instruments, etc.
     No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

     4.4 Reliance on Experts, etc.
     Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of the Trust’s officers or employees or by any adviser, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.
Item 31. Business and Other Connections of Investment Adviser
     Global Real Estate Fund Management LLC serves as investment adviser to the Registrant. The Adviser is a newly formed Colorado limited liability company formed in November 2007. A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each member or executive officer of the investment adviser is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the prospectus contained in this Registration Statement in the section entitled “Management of the Fund—Investment Adviser.”
Item 32. Location of Accounts and Records
     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant’s administrator, JP Morgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202.
Item 33. Management Services
     Not applicable.
Item 34. Undertakings

1.	The Registrant undertakes to suspend the offering of its Common Shares of Beneficial Interest until the prospectus filed herewith is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:
(a)	for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES
     Pursuant to requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Princeton, and the State of New Jersey, on the 2nd day of June, 2009.

GLOBAL REAL ESTATE OPPORTUNITY TRUST
By:	/s/ andrew j. duffy
	Name:	Andrew J. Duffy
	Title:	President (Principal Executive Officer)

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/* Myron D. Winkler	Trustee and Chairman of the Board	June 2, 2009
/s/ randy s. lewis Randy S. Lewis	Trustee, Secretary, Chief Compliance Officer and Treasurer (Principal Financial Officer)	June 2, 2009
/s/* Anthony J. Hertl	Trustee	June 2, 2009
/s/* James S. Vitalie	Trustee	June 2, 2009
/s/* Walter S. Schacht	Trustee	June 2, 2009

*By:	/s/ Andrew J. Duffy
Andrew J. Duffy
as Attorney-In-Fact

INDEX TO EXHIBITS

Exhibit
No.	Description

(a)(ii)	Certificate of Amendment to the Certificate of Trust
(a)(iii)	Amended and Restated Agreement and Declaration of Trust
(b)	Amended and Restated Bylaws